As filed with the Securities and Exchange Commission on May 1, 1997
                                File No. 33-99016
                                File No. 811-9126


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |_|
                         Pre-Effective Amendment No. |_|

                       Post-Effective Amendment No. 2 |X|

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF
1940 |_|
                               Amendment No. 3 |X|


                   TRANSAMERICA VARIABLE INSURANCE FUND, INC.

                           (Exact Name of Registrant)

                   1150 South Olive Los Angeles, CA 90015-2211
                    (Address of Principal Executive Offices)

                         Registrant's Telephone Number:
                                 1-213-742-2111

Name and Address of Agent for Service:           Copy to:

JAMES W. DEDERER, Esq.                         FREDERICK R. BELLAMY, Esq.
Executive Vice President, General Counsel   Sutherland, Asbill & Brennan, L.L.P.
   and Corporate Secretary                       1275 Pennsylvania Avenue, N.W.
Transamerica Occidental Life Insurance Company   Washington, D.C. 20004-2404
1150 South Olive Street
Los Angeles, California 90015-2211

                  Approximate Date of Proposed Public Offering:
 As soon as practicable after the effective date of the registration statement.

                       DECLARATION PURSUANT TO RULE 24f-2


The Registrant has previously filed a declaration of indefinite registration of its shares pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Form 24f-2 for the year ended December 31, 1996 was filed on February 25, 1997.

         It                is proposed  that this filing will become  effective:
                           |_| immediately upon filing pursuant to paragraph (b) |X| on May 1, 1997 pursuant to paragraph (b) |_| 60 days after filing pursuant to paragraph (a)(i) |_| on _________________ pursuant to paragraph (a)(i) |_| 75
                           days after filing pursuant to paragraph (a)(ii) |_| on _________________ pursuant to paragraph (a)(ii) of Rule 485


         If appropriate, check the following box:
                           |_| this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.




                                           TRANSAMERICA VARIABLE INSURANCE FUND
                                            Registration Statement on Form N-1A

                                                   CROSS REFERENCE SHEET
                                                   Pursuant to Rule 495
 N-1A
Item No.                                                                            Caption
--------                                                                            -------
PART A                 INFORMATION REQUIRED IN A PROSPECTUS
1.          Cover Page        ..........................................       Cover Page
2.          Synopsis          ..........................................       Not Applicable
3.          Condensed Financial Information.............................       Condensed Financial
Information

4.          General Description of Registrant...........................       Introduction; Investment
Objectives and Policies;
                                                                               Investment Methods and
Risks

5.          Management of the Fund......................................       Management

5A.         Management's Discussion of Performance......................       Not Applicable

6.          Capital Stock and Other Securities..........................       Other Information

7.          Purchase of Securities Being Offered........................       Offering, Purchase and
Redemption of Shares

8.          Redemption or Repurchase....................................       Offering, Purchase and
Redemption of Shares

9.          Pending Legal Proceedings...................................       Not Applicable

PART B      INFORMATION REQUIRED IN A
                              STATEMENT OF ADDITIONAL INFORMATION
10.         Cover Page        ..........................................       Cover Page
11.         Table of Contents ..........................................Table of Contents

12.         General Information and History.............................       Introduction; Shares of
Stock

13.         Investment Objectives and Policies..........................       Additional Investment
Policy Information; Special
                                                                               Investment Methods and
Risks; Investment
                                                                               Restrictions

14.         Management of the Registrant................................       Investment Adviser

15.         Control Persons and Principal
              Holders of Securities.....................................       Shares of Stock

CROSS REFERENCE SHEET -- continued


                                                     - 2 -
H:\CS\CL82375\M022\TVIFPEA1\COVERPEA.130



16.         Investment Advisory and
              Other Services  ........................Investment Adviser

17.         Brokerage Allocation and Other
              Practices       ..........................................       Portfolio Transactions, Portfolio
Turnover and
                                                                               Brokerage

18.         Capital Stock and Other Securities..........................       Shares of Stock

19.         Purchase, Redemption and Pricing
              of Securities Being Offered...............................       Determination of Net Asset
Value

20.         Tax Status        ..........................................       Not Applicable

21.         Underwriters      ..........................................       Not Applicable

22.         Calculation of Performance Data.............................       Performance Information

23.         Financial Statements........................................       Other Information


PART C        OTHER INFORMATION

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                GROWTH PORTFOLIO
                                     of the
                   TRANSAMERICA VARIABLE INSURANCE FUND, INC.

     1150 South Olive Street, Los Angeles, California 90015, (213) 742-2111



                                   PROSPECTUS

                                   May 1, 1997


         The Growth Portfolio (the "Growth Portfolio" or the "Portfolio") of the Transamerica Variable Insurance Fund, Inc. (the "Fund") is an open-end, management investment company. The Growth Portfolio seeks long-term capital growth. Common stock (listed and unlisted) is the basic form of investment. The Portfolio may also invest in debt securities and preferred stock having a call on common stocks.

         Shares of the Fund are offered only to separate accounts of insurance companies to fund the benefits of variable annuity contracts and variable life insurance policies (collectively "variable insurance contracts") and certain qualified retirement plans. Each variable insurance contract involves fees and expenses not described in this Prospectus. See the accompanying variable insurance contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.


         This Prospectus contains information about the Fund and the Portfolio that a prospective purchaser of a variable insurance contract should know before allocating purchase payments or premiums to the Portfolio. It should be read in conjunction with the Prospectus for the variable insurance contract and should be retained for future reference. A Statement of Additional Information containing more detailed information about the Fund is available free by writing to the Fund at the Transamerica Annuity Service Center, 401 North Tryon Street, Suite 700, Charlotte, North Carolina 28202, or by calling (800) 258-4260, ext. 5560. The Statement of Additional Information, which has the same date as this Prospectus, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Table of Contents of the Statement of Additional Information is included at the end of this Prospectus.



            THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
                     THE SECURITIES AND EXCHANGE COMMISSION
                 NOR HAS THE COMMISSION PASSED UPON THE ACCURACY
       OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.


                        This Prospectus should be read in
                     conjunction with the prospectus for the
                          variable insurance contract.

         Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, nor are fund shares federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investing in fund shares involves certain investment risks, including possible loss of principal.



                                                 TABLE OF CONTENTS

                                                                                                      Page

CONDENSED FINANCIAL INFORMATION..........................................................................1

TRANSAMERICA VARIABLE INSURANCE FUND, INC................................................................5

INVESTMENT OBJECTIVE AND POLICIES........................................................................5

INVESTMENT METHODS AND RISKS.............................................................................7
         Small Capitalization Companies..................................................................7
         High-Yield ("Junk") Bonds.......................................................................8
         Repurchase Agreements...........................................................................8
         State Insurance Regulation......................................................................8

PORTFOLIO TURNOVER.......................................................................................9

MANAGEMENT...............................................................................................9
         Directors and Officers..........................................................................9
         Investment Adviser..............................................................................9
         Investment Sub-Adviser.........................................................................10

PERFORMANCE INFORMATION.................................................................................11

DETERMINATION OF NET ASSET VALUE........................................................................12

OFFERING, PURCHASE AND REDEMPTION OF SHARES.............................................................12

INCOME, DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.......................................................13

TAXES...................................................................................................13

OTHER INFORMATION.......................................................................................14
         Reports........................................................................................14
         Voting and Other Rights........................................................................14
         Custody of Assets and Administrative Services..................................................14
         Summary of Bond Ratings........................................................................15

TABLE OF CONTENTS OF THE
STATEMENT OF ADDITIONAL INFORMATION.....................................................................16


                                          CONDENSED FINANCIAL INFORMATION

                                               Financial Highlights


         The following table gives information regarding income, expenses and capital changes for the Growth Portfolio of the Transamerica Variable Insurance Fund, Inc. (formerly Transamerica Occidental's Separate Account Fund C) attributable to a Portfolio share outstanding throughout the periods indicated. The information is presented as if the reorganization of Separate Account Fund C, in which the assets of the Separate Account were transferred intact to the Growth Portfolio, had always been in effect. The activity prior to the November 1, 1996, reorganization of Separate Account Fund C, represents accumulation unit values of Separate Account Fund C which have been converted into share values for presentation purposes.

         The per share data in the table for the period January 1, 1992, through December 31, 1996, has been audited by Ernst & Young LLP, independent auditors of the Fund, in connection with the annual audit of the Portfolio's financial statements. The per share data in the table for the period January 1, 1987, through December 31, 1991, is based upon data from the audited financial statements of Separate Account Fund C, but Ernst & Young, LLP has not audited the conversion of that data to Growth Portfolio share values. The financial statements which appear in the Statement of Additional Information are dated as of December 31, 1996.


                                                             1996             1995            1994             1993             1992
                                                             ----             ----            ----             ----             ----
Net asset value, beginning of year                      $   8.582       $   5.615        $   5.239        $   4.287        $   3.783

Investment Operations
Net investment income (loss).......................     (0.065)         (0.069)          (0.041)          (0.030)              0.012

Net realized and unrealized gain...................         2.413           3.036            0.418            0.982            0.492
                                                            -----           -----            -----            -----            -----
Total from investment operations...................  .      2.348           2.967            0.376            0.952            0.504

Net asset value, end of year.......................       $10.930          $8.582           $5.615           $5.239           $4.287
                                                          =======          ======           ======           ======           ======

Total Return                                                27.36%           52.84%           7.19%           22.20%         13.32%

Ratios and Supplemental Data
Net assets, end of year (in thousands).............         $32,238         $25,738          $17,267          $16,584       $13,966
Expenses to average net assets ....................        1.27%(1)          1.41%            1.43%            1.43%          1.43%
Net investment income (loss)
               to average net assets ..............       (0.68%)(2)        (0.94%)          (0.80%)          (0.65%)         0.31%
Portfolio turnover rate............................         34.58%           18.11%          30.84%           42.04%         43.07%
Average commission rate (3)                                  $0.07             -                -                -                -





                                                             1991             1990            1989             1988             1987
                                                             ----             ----            ----             ----             ----
Net asset value, beginning of year                      $   2.689       $   3.026        $   2.266        $   1.694        $   1.504

Investment Operations
Net investment income (loss).......................     (0.009)         (0.022)          (0.010)          (0.054)              0.017

Net realized and unrealized gain...................         1.085       (0.360)              0.750            0.517            0.173
                                                            -----       -------              -----            -----            -----
Total from investment operations...................  .      1.095       (0.337)              0.760            0.572            0.190

Net asset value, end of year.......................       $3.783           $2.689           $3.026           $2.266           $1.694
                                                          ======           ======           ======           ======           ======

Total Return                                                40.71%          -11.14%         33.56%           33.74%           12.60%

Ratios and Supplemental Data
Net assets, end of year (in thousands).............         $12,516          $9,281          $10,861          $8,453         $6,466
Expenses to average net assets ....................          1.43%           1.43%            1.44%            1.43%          1.44%
Net investment income (loss)
               to average net assets ..............          0.28%           0.81%            0.37%            2.66%          0.94%
Portfolio turnover rate............................         32.90%           49.87%          22.39%           52.18%         83.37%
Average commission rate (3)                                    -               -                -                -                -






(1) If the Investment Advisor had not reimbursed expenses for the year ended December 31, 1996, the ratio of operating expenses to average net assets would have been 1.34%.
(2) If the Investment Advisor had not reimbursed expenses for the year ended December 31, 1996, the ratio of net investment loss to average net assets would have been (0.75%).
(3) This disclosure is required for fiscal periods beginning on or after September 1, 1995.

                                    TRANSAMERICA VARIABLE INSURANCE FUND, INC.
                                                 GROWTH PORTFOLIO

         Transamerica Variable Insurance Fund, Inc. (the "Fund") is an open-end, diversified management investment company established as a Maryland Corporation on June 23, 1995. The Fund currently consists of one investment portfolio, the Growth Portfolio, which is the successor to Transamerica Occidental's Separate Account Fund C. (Additional Portfolios may be created from time to time.) By investing in the Portfolio, an investor becomes entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains on the investments of the Growth Portfolio. Likewise, an investor shares pro-rata in any losses of the Growth Portfolio.



         Pursuant to an investment advisory agreement and subject to the authority of the Fund's Board of Directors, Transamerica Occidental Life Insurance Company ("Transamerica" or the "Investment Adviser") serves as the Fund's investment adviser and conducts the business and affairs of the Fund. Transamerica has engaged Transamerica Investment Services, Inc. ("Investment Services") to act as the Fund's sub-advisor to provide the day-to-day portfolio management for the Portfolio.

         The Fund currently offers its shares solely to Separate Account C of Transamerica Occidental Life Insurance Company as a funding vehicle for the variable annuity contracts supported by Separate Account C. The Fund does not offer its shares directly to the general public. A separate prospectus, which accompanies this Prospectus, describes Separate Account C and the variable annuity contracts it supports. The Fund may, in the future, offer its shares to other insurance company separate accounts supporting other variable annuity or variable life insurance contracts and to qualified pension and retirement plans.

                                         INVESTMENT OBJECTIVE AND POLICIES

         The investment objective and policies of the Growth Portfolio are described below. There can be no assurance that the Growth Portfolio will achieve its investment objective. Investors should not consider any one Portfolio alone to be a complete investment program. As with any security, a risk of loss, including possible loss of principal, is inherent in an investment in the shares of the Portfolio.

         The different types of securities, investments, and investment techniques used by the Portfolio involve risks of varying degrees. These risks are described in greater detail, under "Investment Methods and Risks" and in the Statement of Additional Information. The

Portfolio is subject to certain investment restrictions that are described under
the  caption   "Investment   Restrictions"   in  the   Statement  of  Additional
Information.

         The investment objective of the Portfolio as well as the investment policies that are not fundamental may be changed by the Fund's Board of Directors without shareholder approval. Certain of the investment restrictions of the Portfolio are fundamental, however, and may not be changed without the approval of a majority of the votes attributable to the outstanding shares of the Portfolio. See "Investment Restrictions" in the Statement of Additional Information.

         The Growth Portfolio's investment objective is long-term capital growth. Common stock, listed and unlisted, is the basic form of investment. Although the Portfolio invests the majority of its assets in common stocks, the Portfolio may also invest in debt securities and preferred stocks (both having a call on common stocks by means of a conversion privilege or attached warrants) and warrants or other rights to purchase common stocks. Unless market conditions would indicate otherwise, the Growth Portfolio will be invested primarily in such equity-type securities. When in the judgment of Investment Services market conditions warrant, the Growth Portfolio may, for temporary defensive purposes, hold part or all of its assets in cash, debt or money market instruments.

         The Portfolio may invest up to 10% of the Portfolio's assets in debt securities having a call on common stocks that are rated below investment grade. Those securities are rated Ba1 or lower by Moody's Investors Service, Inc. ("Moody's") or BB+ or lower by Standard & Poor's Corporation ("S&P"), or, if unrated, deemed to be of comparable quality by Investment Services.

         If  a  security  that  was  originally  rated  "investment   grade"  is
downgraded by a ratings service, it may or may not be sold. This depends on Investment Services' assessment of the issuer's prospects. However, Investment Services will not purchase below-investment-grade securities if that purchase would increase their representation in the Portfolio to more than 10%.

         The Portfolio may invest up to 10% of its net assets in the securities of foreign issuers that are in the form of American Depository Receipts ("ADRs"). ADRs are registered stocks of foreign companies that are typically issued by an American bank or trust company evidencing ownership of the underlying securities. ADRs are designed for use on the U.S.
stock exchanges.
         With respect to 75% of total assets, the Portfolio may not purchase more than 10% of the voting securities of any one issuer. The Portfolio may not invest in companies for the purposes of exercising control or management.

         Purchases or acquisitions may be made of securities which are not readily marketable by reason of the fact that they are subject to the registration requirements of the Securities Act of 1933 or the salability of which is otherwise conditioned, including real estate and certain repurchase agreements or time deposits maturing in more than seven days ("restricted securities"), as long as any such purchase or acquisition will not immediately result in the value of all such restricted securities exceeding 15% of the value of the Portfolio's net assets.

                                           INVESTMENT METHODS AND RISKS


         The Growth Portfolio is subject to the risk of changing economic conditions and fluctuations in the price of securities owned by the Portfolio.


         In addition, the different types of securities, investments, and investment techniques used by the Portfolio involve risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline in value. With respect to debt securities, there exists the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the investment. Certain risks associated with the types of investments in which the Portfolio may invest are discussed below. For more information on investment methods and risks, see "Special Investment Methods and Risks" in the Statement of Additional Information.

Small Capitalization Companies

         The Growth Portfolio may invest in securities of smaller, lesser-known companies. Such investments involve greater risks than the investments of larger, more mature, better known issuers, including an increased possibility of portfolio price volatility. Historically, small capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger capitalization stocks included in the S&P 500. Among the reasons for the greater price volatility of these small company stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks and the greater sensitivity of small companies to changing economic conditions. For example, these companies are associated with higher investment risk than that normally associated with larger, more mature, better known firms due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

         The values of small company stocks may fluctuate independently of larger company stock prices. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Investors should therefore expect that to the extent the Portfolio invests in stock of small capitalization companies, the net asset value of the Portfolio's shares may be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500. Furthermore, the securities of companies with small stock market capitalizations may trade less frequently and in limited volume.

Convertible Securities

         The Growth Portfolio may invest in convertible securities. Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities have general characteristics similar to both fixed-income and equity securities. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock, and therefore, will react to variations in the general market for equity securities. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

         As fixed-income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Like all fixed-income securities, there is no assurance of current income as the issuer might default in its obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk of declines in market value than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.


High-Yield ("Junk") Bonds


         High-yield bonds (commonly called "junk" bonds) are lower-rated bonds that involve higher current income but are predominantly speculative because they present a higher degree of credit risk than higher-rated bonds. Credit risk is the risk that the issuer of the bonds will not be able to make interest or principal payments on time. The prices of junk bonds tend to be more reflective of prevailing economic and industry conditions, the issuer's unique financial situation, and the bond's coupon than to small changes in the market level of interest rates. During an economic downturn or a period of rising interest rates, highly leveraged companies may experience difficulties in making principal and interest payments, meeting projected business goals, and obtaining additional financing. See "Summary of Bond Ratings" on page 15 and the Statement of Additional Information for a description of bond rating categories.


Repurchase Agreements

         The Growth Portfolio may enter into repurchase agreements with Federal Reserve System member banks or U.S. securities dealers. A repurchase agreement occurs when the

Portfolio purchases an interest-bearing debt obligation and the seller agrees to repurchase the debt obligation on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Portfolio's money is invested in the security. Since the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. The Portfolio's risk is the ability of the seller to pay the agreed-upon price on the delivery date. If the seller is unable to make a timely repurchase, the Portfolio's expected proceeds could be delayed, or the Portfolio could suffer a loss in principal or current interest, or incur costs in liquidating the collateral. In evaluating whether to enter into a repurchase agreement, Investment Services will carefully consider the creditworthiness of the seller pursuant to procedures established by the Fund's Board of Directors.

         The Growth Portfolio will not invest in repurchase agreements maturing in more than seven days if that would constitute more than 10% of the Portfolio's net assets when taking into account the remaining days to maturity of the Portfolio's existing repurchase agreements.

State Insurance Regulation

         The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life policies to be offered by insurance companies and will seek to be offered in as many jurisdictions as possible. Certain states have regulations or guidelines concerning concentration of investments and other investment techniques. If such regulations and guidelines are applied to the Portfolio, the Portfolio may be limited in its ability to engage in certain techniques and to manage its portfolio with the flexibility provided herein. It is the Portfolio's intention that it operate in material compliance with current insurance laws and regulations, as applied, in each jurisdiction in which the Portfolio is offered.

                                                PORTFOLIO TURNOVER

         The Growth Portfolio will not consider portfolio turnover to be a limiting factor in making investment decisions. Changes will be made in the Portfolio if such changes are considered advisable to better achieve the Portfolio's investment objective. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the portfolio securities, excluding debt securities having a maturity at the date of purchase of one year or less. Investment Services anticipates that the annual turnover rate for the Growth Portfolio will generally not exceed 75%.

         High rates of portfolio turnover involve correspondingly greater expenses which must be borne by the Portfolio and its shareholders, including higher brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment of other securities. High rate of turnover may result in the acceleration of taxable gains and may under certain circumstances make it more difficult for a Portfolio to qualify as a regulated investment company under the Internal Revenue Code. See "Federal Tax Matters" in the

Statement of Additional Information.

                                                    MANAGEMENT

Directors and Officers


         The Fund's Board of Directors is responsible for deciding matters of general policy and reviewing the actions of the Investment Adviser and Investment Sub-Adviser, the custodian, the accounting and administrative services providers and other providers of services to the Portfolio. The officers of the Fund supervise its daily business operations. The Statement of Additional Information contains information as to the identity of, and other information about, the directors and officers of the Fund.


Investment Adviser


         Transamerica Occidental Life Insurance Company ("Transamerica"), 1150 South Olive Street, Los Angeles, California 90015, is the investment adviser of the Portfolio. Transamerica is a stock life insurance company incorporated in the state of California on June 30, 1906. It has been a wholly-owned direct or indirect subsidiary of Transamerica Corporation, 600 Montgomery Street, San Francisco, California 94111, since March 14, 1930. Transamerica acted as investment adviser to Transamerica Occidental's Separate Account Fund C ("Separate Account Fund C"), the Fund's predecessor.


         The Fund has entered into an Investment Advisory Agreement with Transamerica under which the Transamerica assumes overall responsibility, subject to the supervision of the Fund's Board of Directors, for administering all operations of the Fund and for monitoring and evaluating the management of the assets of the Portfolio by Investment Services on an ongoing basis. Transamerica provides or arranges for the provision of the overall business management and administrative services necessary for the Fund's operations and furnishes or procures any other services and information necessary for the proper conduct of the Fund's business. Transamerica also acts as liaison among, and supervisor of, the various service providers to the Fund.

         For its services to the Portfolio, Transamerica receives an annual advisory fee of 0.75% of the average daily net assets of the Growth Portfolio. The fee is deducted daily from the assets of the Portfolio. This fee may be higher than the average advisory fee paid to the investment advisers of other growth portfolios. Transamerica may waive some or all of its fee from time to time at its discretion.

Investment Sub-Adviser

         Transamerica has contracted with Transamerica Investment Services, Inc. ("Investment Services"), a wholly-owned subsidiary of Transamerica Corporation, to render investment services to the Portfolio. Investment Services has been in existence since 1967 and has provided investment services to investment companies since 1968 and to the Transamerica Life Companies since 1981. Investment Services is located at 1150 South Olive Street, Los Angeles, California 90015-2211. Transamerica has agreed to pay Investment Services a monthly fee at the annual rate of 0.30% of the first $50 million of the Portfolio's average daily net assets, 0.25% of the next $150 million, and 0.20% of assets in excess of $200 million. Investment Services will provide recommendations on the management of Portfolio assets, provide investment research reports and information, supervise and manage the investments of the Portfolio, and direct the purchase and sale of Portfolio investments.

         Investment Services is also responsible for the selection of brokers and dealers to execute transactions for the Fund. Some of these brokers or dealers may be affiliated persons of Transamerica and Investment Services, although presently none are. Although it is the policy of Investment Services to seek the best price and execution for each transaction, Investment Services may give consideration to brokers and dealers who provide Investment Services with statistical information and other services in addition to transaction services. Additional information about the selection of brokers and dealers is provided in the Statement of Additional Information.

         The transactions and performance of the Growth Portfolio are reviewed continuously by the senior officers of Investment Services. The portfolio manager for the Growth Portfolio is Jeffrey S. Van Harte, C.F.A., Vice President and Senior Fund Manager at Investment Services. Mr. Van Harte is a member of the San Francisco Society of Financial Analysts and received a B.A. from California State University at Fullerton in 1980. Mr. Van Harte has been managing the portfolio of the Fund's predecessor, Separate Account Fund C, since 1984.

                                              PERFORMANCE INFORMATION

         From time to time the Fund may disseminate average annual total return figures for the Portfolio in advertisements and communications to shareholders or sales literature.

         Average annual total return is determined by computing the annual percentage change in value of $1,000 invested for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The average annual total return calculation assumes a complete redemption of the investment at the end of the relevant period.

         The Fund also may from time to time disseminate year-by-year total return, cumulative total return and yield information for the Portfolio in advertisements, communications to shareholders or sales literature. These may be provided for various specified periods by means of quotations, charts, graphs or schedules. Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment in the Portfolio (assuming all distributions are reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.

         In addition, the Fund may from time to time publish performance of the Portfolio relative to certain performance rankings and indices.


          As the successor to Separate Account Fund C, the Growth Portfolio treats the historical performance data of Separate Account Fund C as its own for periods prior to the reorganization. The performance data for the Growth Portfolio prior to the reorganization does not reflect any sales or insurance charges, or any other separate account or contract level charges, that were imposed under the annuity contracts issued through Separate Account Fund C.

         Since the Fund is not available directly to the public, its performance data is not advertised unless accompanied by comparable data for the applicable variable annuity or variable life insurance policy. The Portfolio's performance data does not reflect separate account or contract level charges.


         The investment results of the Portfolio will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what the Portfolio's performance may be in any future period. In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time make a list of the Portfolio's holdings available to investors upon request.

                                         DETERMINATION OF NET ASSET VALUE

         The net asset value per share of the Portfolio is normally determined once daily as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m. New York time, on each day when the New York Stock Exchange is open, except as noted below. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year, except for certain holidays. The net asset value of the Portfolio's shares will not be calculated on the Friday following Thanksgiving, the Friday following Christmas if Christmas falls on a Thursday and the Monday before Christmas if Christmas falls on a Tuesday. The net asset value of the Portfolio is determined by dividing the value of the Portfolio's securities, cash, and other assets (including accrued but uncollected interest and dividends), less all liabilities (including accrued expenses but excluding capital and surplus) by the number of shares of the Portfolio outstanding.

         The value of the Growth Portfolio's securities and assets generally is determined on the basis of their market values. The short-term debt securities having remaining maturities of sixty days or less held by the Growth Portfolio (if any) are valued by the amortized cost method, which approximates market value. Investments for which market quotations are not readily available are valued at their fair value as determined in good faith by, or under authority delegated by, the Fund's Board of Directors. See "Determination of Net Asset Value" in the Statement of Additional Information.

                                    OFFERING, PURCHASE AND REDEMPTION OF SHARES

         Pursuant to a participation agreement between the Fund and Transamerica, shares of the Portfolio are sold in a continuous offering and are authorized to be offered to Separate Account C to support its variable annuity contracts (the "Contracts"). Net purchase payments under the Contracts are placed in Separate Account C and the assets of the Separate Account C are invested in the shares of the Growth Portfolio. Separate Account C purchases and redeems shares of the Portfolio at net asset value without sales or redemption charges.

         For each day on which the Portfolio's net asset value is calculated, Separate Account C will transmit to the Fund any orders to purchase or redeem shares of the Portfolio based on the purchase payments, redemption (surrender) requests, and transfer requests from Contract owners, annuitants and beneficiaries that have been processed on that day. Shares of the Portfolio are purchased and redeemed at the Portfolio's net asset value per share calculated as of that same day although such purchases and redemptions may be executed the next morning.

         In the future, the Fund may offer shares of the Portfolio (including new Portfolios that might be added to the Fund) to other separate accounts of various insurance companies, whether or not affiliated with Transamerica, to support variable annuity contracts or variable life insurance contracts. Likewise, the Fund may also, in the future, offer shares of the Portfolio directly to qualified pension and retirement plans.

         In the event that shares of the Portfolio are offered to a separate account supporting variable life insurance or to qualified pension and retirement plans, a potential for certain conflicts may exist between the interests of variable annuity contract owners, variable life insurance contract owners and plan participants. The Fund currently does not foresee any disadvantage to owners of the Contracts arising from the fact that shares of the Portfolio might be held by such entities. However, in such an event, the Fund's Board of Directors will monitor the Portfolio in order to identify any material irreconcilable conflicts of interest which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts.

                INCOME, DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

         The Growth Portfolio distributes substantially all of its net investment income in the form of dividends to its shareholders. The Growth Portfolio declares its dividends and capital gain distributions at least annually.

                                                       TAXES

         The Fund believes that the Portfolio qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and the Portfolio intends to distribute substantially all of its net income and net capital gains to its shareholders. As a result, under the provisions of subchapter M, there should be little or no income or gains taxable to the Portfolio. In addition, the Portfolio intends to comply with certain other distribution rules specified in the Code so that it will not incur a 4% nondeductible federal excise tax that otherwise would apply. See "Federal Tax Matters" in the Statement of Additional Information.

         The shareholders of the Portfolio are currently limited to Separate Account C and Transamerica. For more information regarding the tax implications for the purchaser of a Contract who allocates investments to the Portfolio, please refer to the prospectus for Separate Account C.

                                                 OTHER INFORMATION

Reports

         Annual Reports containing audited financial statements of the Fund and Semi-Annual Reports containing unaudited financial statements, as well as proxy materials, are sent to Contract owners, annuitants or beneficiaries, as appropriate. Inquiries may be directed to the Fund at the telephone number or address set forth on the cover page of this Prospectus.

Voting and Other Rights

         Each share outstanding is entitled to one vote on all matters submitted to a vote of shareholders (of the Portfolio or the Fund) and is entitled to a pro-rata share of any distributions made by the Portfolio and, in the event of liquidation, of its net assets remaining after satisfaction of outstanding liabilities. Each share (of the Portfolio), when issued, is nonassessable and has no preemptive or conversion rights. The shares have noncumulative voting rights.

         As a Maryland corporation, the Fund is not required to hold regular annual shareholder meetings and does not intend to do so. The Fund is, however, required to hold shareholder meetings for the following purposes: (i) approving certain agreements as required by the 1940 Act; (ii) changing fundamental investment objectives, policies and restrictions of the Portfolio; and (iii) filling vacancies on the Board of Directors in the event that less than a majority of the members of the Board of Directors were elected by shareholders. Directors may also be removed by shareholders by a vote of two-thirds of the outstanding votes attributable to shares at a meeting called at the request of holders of 10% or more of such votes. The Fund has the obligation to assist in shareholder communications.

          Transamerica currently owns more than 25% of the outstanding shares of the Portfolio which may result in it being deemed a controlling person of the Portfolio, as that term is defined in the 1940 Act.

Custody of Assets and Administrative Services

         Pursuant to a custody agreement with the Fund, State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, will hold all securities and cash assets of the Fund, provide recordkeeping and certain accounting services and serve as the custodian of the Fund's assets. The custodian will be authorized to deposit securities in securities depositories and to use the services of sub-custodians.

Summary of Bond Ratings

         Following is a summary of the grade indicators used by two of the most prominent, independent rating agencies (Moody's Investors Service, Inc. and Standard & Poor's Corporation) to rate the quality of bonds. The first four categories are generally considered investment quality bonds. Those below that level are of lower quality, commonly referred to as "junk bonds."

         Investment Grade                                           Moody's              Standard & Poor's
         ----------------                                           -------              -----------------
         Highest quality                                               Aaa                      AAA
         High quality                                                  Aa                       AA
         Upper medium                                                   A                        A
         Medium, speculative features                                  Baa                      BBB

         Lower Quality
         Moderately speculative                                        Ba                       BB
         Speculative                                                    B                        B
         Very speculative                                              Caa                      CCC
         Very high risk                                                Ca                       CC
         Highest risk, may not be
             paying interest                                            C                        C
         In arrears or default                                          D                        D

        For more information on bond ratings, including gradations within each category of quality, see the Statement of Additional Information.

                                        STATEMENT OF ADDITIONAL INFORMATION

         A Statement of Additional Information is available which contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for that Statement:
                                                 TABLE OF CONTENTS

                                                                    Page
INTRODUCTION............................................................1
ADDITIONAL INVESTMENT POLICY INFORMATION................................2
SPECIAL INVESTMENT METHODS AND RISKS....................................2
         Convertible Securities.........................................2
         Restricted and Illiquid Securities.............................3
         Borrowing......................................................3
         Other Investment Companies.....................................4
         Options on Securities and Securities Indices...................4
         Warrants and Rights............................................6
         Repurchase Agreements..........................................6
         High-Yield ("Junk") Bonds......................................7
         Foreign Securities.............................................7
         INVESTMENT RESTRICTIONS........................................8
         Fundamental Restrictions.......................................8
         Non-fundamental Restrictions...................................9
         Interpretive Rules............................................10
INVESTMENT ADVISER.....................................................11
         Investment Advisory Agreement.................................11
         Investment Sub-Advisory Agreement.............................12
PORTFOLIO TRANSACTIONS, PORTFOLIO TURNOVER AND BROKERAGE...............13
DETERMINATION OF NET ASSET VALUE.......................................14
PERFORMANCE INFORMATION................................................16
FEDERAL TAX MATTERS....................................................18
SHARES OF STOCK........................................................20
CUSTODY OF ASSETS......................................................21
DIRECTORS AND OFFICERS.................................................21
         Compensation..................................................23
LEGAL PROCEEDINGS......................................................24
OTHER INFORMATION......................................................24
         Legal Counsel.................................................24
         Other Information.............................................24
         Independent Auditors..........................................24
         Financial Statements..........................................24
APPENDIX A........................................................... .25

                                        -----------------------------------

                                        STATEMENT OF ADDITIONAL INFORMATION
                                        -----------------------------------

                                                 GROWTH PORTFOLIO
                                                      of the
                                    TRANSAMERICA VARIABLE INSURANCE FUND, INC.



                                            May 1, 1997


         This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement expands upon information discussed in the Prospectus for the Growth Portfolio of the Transamerica Variable Insurance Fund, Inc. (the "Fund") and should, therefore, be read in conjunction with the Prospectus for the Fund. To obtain a copy of the Prospectus with the same date as this Statement of Additional Information write to the Fund at the Transamerica Annuity Service Center, 401 North Tryon Street, Suite 700, Charlotte, North Carolina 28202, , or by calling (800) 258-4260, ext. 5560.

                                                 TABLE OF CONTENTS

                                                                          Page

         INTRODUCTION............................................... 1
         ADDITIONAL INVESTMENT POLICY INFORMATION................... 2
         SPECIAL INVESTMENT METHODS AND RISKS....................... 2
         Convertible Securities..................................... 2
                  Restricted and Illiquid Securities................ 3
         Borrowing.................................................. 3
         Other Investment Companies................................. 4
                  Options on Securities and Securities Indices...... 4
                  Warrants and Rights............................... 6
         Repurchase Agreements...................................... 6
         High-Yield ("Junk") Bond................................... 7
         Foreign Securities......................................... 7
         INVESTMENT RESTRICTIONS.................................... 8
                  Fundamental Restrictions.......................... 8
                  Non-Fundamental Restrictions...................... 8
                  Interpretive Rules................................10
         INVESTMENT ADVISER.........................................11
                  Investment Advisory Agreement.....................11
         Investment Sub-Advisory Agreement..........................12
         PORTFOLIO TRANSACTIONS, PORTFOLIO TURNOVER AND BROKERAGE...13
         DETERMINATION OF NET ASSET VALUE...........................14
         PERFORMANCE INFORMATION....................................15
FEDERAL TAX MATTERS.................................................18
         SHARES OF STOCK............................................20
         CUSTODY OF ASSETS..........................................20
         DIRECTORS AND OFFICERS.....................................21
         Compensation...............................................22
LEGAL PROCEEDINGS...................................................23
         OTHER INFORMATION..........................................23
                  Legal Counsel.....................................23
                  Other Information.................................23
         Independent Auditors.......................................24
                  Financial Statements..............................24
         APPENDIX A.................................................25

                                                   INTRODUCTION



         Transamerica Variable Insurance Fund, Inc. (the "Fund") is an open-end management investment company established as a Maryland corporation on June 23, 1995. The Fund's Growth Portfolio is the successor to Transamerica Occidental's Separate Account Fund C ("Separate Account Fund C"). The reorganization of Separate Account Fund C from a management investment company into a unit investment trust, Separate Account C, was approved at a meeting of the Contract owners held on October 30, 1996. The assets of Separate Account Fund C, as of close of business October 31, 1996, were transferred intact to the Growth Portfolio of the Fund in exchange for shares in the Growth Portfolio which are held by Separate Account C.

         The Fund  currently  consists of one investment  portfolio,  the Growth
Portfolio (the "Portfolio" or "Growth Portfolio"). By investing in the Portfolio, an investor becomes entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on the investments of the Portfolio. Likewise, an investor shares pro-rata in any losses of that Portfolio. The Fund plans to add a money market portfolio during 1997.


         Pursuant to an investment advisory agreement and subject to the authority of the Fund's board of directors (the "Board of Directors"), Transamerica Occidental Life Insurance Company ("Transamerica") serves as the Fund's investment adviser and conducts the business and affairs of the Fund. Transamerica has engaged Transamerica Investment Services, Inc. ("Investment Services") to act as the Fund's sub-adviser to provide the day-to-day portfolio management for the Portfolio.


         The Fund currently offers shares of the Growth Portfolio to Separate Account C of Transamerica Occidental Life Insurance Company ("Separate Account C") as the underlying funding vehicle for the variable annuity contracts (the "Contracts") supported by Separate Account C. The Fund does not offer its stock directly to the general public. Separate Account C, like the Fund, is registered as an investment company with the Securities and Exchange Commission ("SEC"), and a separate prospectus, which accompanies the prospectus for the Portfolio, describes that separate account and the Contracts it supports. The prospectus for Separate Account C and the Contracts also has a statement of additional information.


         The Fund may, in the future, offer its stock to other separate accounts of other insurance companies supporting other variable annuity contracts or variable life insurance polices and to qualified pension and retirement plans.

         Terms appearing in this Statement of Additional Information that are defined in the Prospectus have the same meaning as in the Prospectus.

                                     ADDITIONAL INVESTMENT POLICY INFORMATION

         The Growth Portfolio seeks long-term capital growth. Common stock, listed and unlisted, is the basic form of investment. Although the Portfolio invests the majority of its assets in common stocks, the Portfolio may also invest in: (i) debt securities and preferred stocks, having a call on common stocks by means of a conversion privilege or attached warrants; and (ii) warrants or other rights to purchase common stocks. Unless market conditions would indicate otherwise, the Growth Portfolio will be invested primarily in such equity-type securities. When in the judgment of Investment Services market conditions warrant, the Growth Portfolio may, for temporary defensive purposes, hold part or all of its assets in cash, debt or money market instruments.

                                       SPECIAL INVESTMENT METHODS AND RISKS

Restricted and Illiquid Securities

         The Growth Portfolio may invest no more than 10% of its net assets in restricted securities (securities that are not registered or are offered in an exempt non-public offering under the Securities Act of 1933 (the "1933 Act")). However, such restriction shall not apply to restricted securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act.

         In addition, the Growth Portfolio will invest no more than 15% of its net assets in illiquid investments, which includes most repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts, real estate, securities that are not readily marketable and restricted securities (unless Investment Services determines, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are eligible under Rule 144A and are liquid.)

         The Board of Directors of the Fund has adopted guidelines and delegated to Investment Services the daily function of determining and monitoring the liquidity of restricted securities. The board, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will develop, the board will carefully monitor the Portfolio's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, this investment practice could have the effect of decreasing the level of liquidity in the Portfolio.

         The purchase price and subsequent valuation of restricted securities normally reflect a discount from the price at which such securities would trade if they were not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market prices is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities and prevailing supply and demand conditions.

Borrowing

         The Portfolio may borrow money but only from banks and only for temporary or short-term purposes. Such borrowings will not exceed 5% of the value of the Portfolio's total assets. Temporary or short-term purposes may include: (i) short-term ( i.e., no longer than five business days) credits for clearance of portfolio transactions; (ii) borrowing in order to meet redemption requests or to finance settlements of portfolio trades without immediately liquidating portfolio securities or other assets; and (iii) borrowing in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets in the near future. The Portfolio will not borrow for leveraging purposes. The Portfolio will maintain continuous asset coverage of at least 300% (as defined in the 1940 Act) with respect to all of its borrowings. Should the value of the Portfolio's assets decline to below 300% of borrowings, the Portfolio may be required to sell portfolio securities within three days to reduce the Portfolio's debt and restore 300% asset coverage.
Borrowing involves interest costs.

Other Investment Companies

         The Growth Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies including business development companies and small business investment companies. The Growth Portfolio may not invest more than 5% of its total assets in the securities of any one investment company or in more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any advisory fees paid by investment companies in which it invests in addition to the management fee paid by the Portfolio. Together with other investment companies advised by Transamerica, the Portfolio will own no more than 10% of the outstanding voting stock of a closed-end investment company.

Options on Securities and Securities Indices

         The Growth Portfolio may purchase put and call options on any securities in which it may invest or options on any securities index based on securities in which it may invest. The Growth Portfolio currently does not intend to invest more than 5% of its net assets in options on securities and securities indices. The Growth Portfolio would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.


         The Growth Portfolio would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the Portfolio, in turn for the premium paid, to purchase specified securities at a specified price during the option period. The Portfolio would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Growth Portfolio would realize a loss on the purchase of a call option.


         The Growth Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio
("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Portfolio's securities. Put options may also be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Growth Portfolio would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Portfolio would realize a loss on the purchase of a put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.


         The Growth Portfolio would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities.

         Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If the Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

         Possible reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.


         The Growth Portfolio may purchase options that are traded on United States and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Growth Portfolio will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price and that the amount of illiquid securities may be calculated with reference to the formula.


         Transactions by the Growth Portfolio in options on securities and stock indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be purchased by a single investor or group of investors acting in concert. Thus, the number of options which the Portfolio may purchase may be affected by options written or purchased by other investment advisory clients of Investment Services. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

         The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on Investment Services's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

Warrants and Rights

         The Growth Portfolio may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by Investment Services for investment by the Portfolio. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Repurchase Agreements

         Repurchase agreement have the characteristics of loans by the Portfolio and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement the Portfolio retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the seller to deposit with the Portfolio additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The Portfolio will enter into repurchase agreements only with member banks of the Federal Reserve System and with primary dealers in United States Government securities or their wholly-owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by Investment Services under procedures established by the Board of Directors and who have, therefore, been determined to present minimal credit risk.

         Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers' acceptances, or obligations issued or guaranteed by the United States government or its agencies or instrumentalities, in which the Portfolio may otherwise invest.

         If the seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Portfolio would look to the collateral security underlying the seller's agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligations to the Portfolio. In such event, the Portfolio might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

High-Yield ("Junk") Bonds


         The total return and yield of lower quality, high yield bonds, commonly referred to as "junk bonds," can be expected to fluctuate more than the total return and yield of higher quality bonds but not as much as common stocks. Junk bonds are regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in low and lower-medium quality bonds involves greater investment risk and is highly dependent on Investment Services' credit analysis. A real or perceived economic downturn or higher interest rates could cause a decline in high yield bond prices, because such events could lessen the ability of issuers to make principal and interest payments. These bonds are often thinly-traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may plan a greater role in the valuation process. In addition, the entire junk bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market's psychology. This type of volatility is usually associated more with stocks than bonds, but junk bond investors should be prepared for it.


         The Portfolio will not purchase a non-investment grade debt security (or "junk bond") if immediately after such purchase the Portfolio would have more than 10% of its total assets invested in such securities.

Foreign Securities

         The Growth Portfolio may invest in the securities of foreign issuers through the purchase of American Depository Receipts ("ADRs"). ADR's are dollar-denominated securities that are issued by domestic banks or securities firms and are traded on the U.S.
securities markets.

         ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that the Portfolio acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Portfolio would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, the

Portfolio will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or the NASD's national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

                                              INVESTMENT RESTRICTIONS

Fundamental Policies and Restrictions

         Certain investment restrictions and policies have been adopted by the Fund as fundamental policies for the Portfolio. It is fundamental that the Portfolio operate as a "diversified company" within the meaning of the Investment Company Act of 1940. The investment objective of the Portfolio is also a fundamental policy. See "Investment Objective and Policies" in the Portfolio's Prospectus.


         A fundamental policy is one that cannot be changed without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the outstanding votes attributable to the shares of the Portfolio. For purposes of the 1940 Act, "majority" means the lesser of: (a) 67% or more of the votes attributable to shares of the Portfolio present at a meeting, if the holders of more than 50% of such votes are present or represented by proxy; or (b) more than 50% of the votes attributable to shares of the Portfolio.


         The Portfolio's fundamental policies and restrictions are:

         1. 5% Fund Rule With respect to 75% of total assets, the Portfolio may not purchase securities of any issuer if, as a result of the purchase, more than 5% of the Portfolio's total assets would be invested in the securities of the issuer. This limitation does not apply to securities issued or guaranteed by the United States government, its agencies or instrumentalities ("Government Securities").

         2. 10% Issuer Rule With respect to 75% of total assets, the Portfolio may not purchase more than 10% of the voting securities of any one issuer.

         3. 25% Industry Rule The Portfolio may not invest more than 25% of the value of its total assets in securities issued by companies engaged in any one industry. This limitation does not apply to investments in Government
 Securities.

         4. Borrowing The Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions, provided such borrowings do not exceed 5% of the value of the Portfolio's total assets.

         5. Lending The Portfolio may not lend its assets or money to other persons, except through: (a) the acquisition of all or a portion of an issue of bonds, debentures or other evidence of indebtedness of a type customarily purchased for investment by institutional investors, whether publicly or privately distributed. (The Portfolio does not presently intend to invest more than 10% of the value of the Portfolio in privately distributed loans. It is possible that the acquisition of an entire issue may cause the Portfolio to be deemed an "underwriter" for purposes of the Securities Act of 1933); (b) lending securities, provided that any such loan is collateralized with cash equal to or in excess of the market value of such securities. (The Portfolio does not presently intend to engage in the lending of securities); and (c) entering into repurchase agreements.

         6. Underwriting The Portfolio may not underwrite any issue of securities, except to the extent that the sale of securities in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be an underwriting, and except that the Portfolio may acquire securities under circumstances in which, if the securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended.

         7. Real Estate The Portfolio reserves the right to invest up to 10% of the value of its assets in real properties, including property acquired in satisfaction of obligations previously held or received in part payment on the sale of other real property owned. The purchase and sale of real estate or interests in real estate is not intended to be a principal activity of the Portfolio. The Portfolio currently does not intend to invest more than 5% of its net assets in real estate.

         8. Commodities The Portfolio may not purchase or sell commodities or commodities contracts.

         9.    Senior Securities  The Portfolio may not issue senior securities.

         All other investment policies and restrictions of the Portfolio are considered by the Fund not to be fundamental and accordingly may be changed by the Board of Directors without shareholder approval.

Non-Fundamental Restrictions

         Non-fundamental restrictions represent the current intentions of the Board of Directors, and they differ from fundamental investment restrictions in that they may be changed or amended by the Board of Directors without prior notice to or approval of shareholders.

         The Portfolio's non-fundamental restrictions are:

         1. Restricted and Illiquid Securities Purchases or acquisitions may be made of securities which are not readily marketable by reason of the fact that they are subject to the registration requirements of the Securities Act of 1933 or the salability of which is otherwise conditioned, including real estate and certain repurchase agreements or time deposits maturing in more than seven days ("restricted securities"), as long as any such purchase or acquisition will not immediately result in the value of all such restricted securities exceeding 15% of the value of the Portfolio's total assets.

         2. Securities of Other Investment Companies The Growth Portfolio does not currently intend to make investments in the securities of other investment companies. The Growth Portfolio does reserve the right to purchase such securities, provided the purchase of such securities does not cause: (1) more than 10% of the value of the total assets of the Portfolio to be invested in securities of registered investment companies; or (2) the Portfolio to own more than 3% of the total outstanding voting stock of any one investment company; or
(3) the Portfolio to own securities of any one investment company that have a total value greater than 5% of the value of the total assets of the Portfolio; or (4) together with other investment companies advised by Transamerica, the Growth Portfolio to own more than 10% of the outstanding voting stock of a closed-end investment company.

         3. Short Sales The Portfolio may not make short sales of securities or maintain a short position, unless at all times when the short position is open, the Portfolio owns an equal amount of such securities or securities currently exchangeable, without payment of any further consideration, for securities of the same issue as, and at least equal in amount to, the securities sold short (generally called a "short sale against the box") and unless not more than 10% of the value of the Portfolio's net assets is deposited or pledged as collateral for such sales at any one time.


         4. Margin Purchases The Portfolio may not purchase securities on margin, except that the Portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with options on securities will not be deemed to be a purchase of securities on margin by the Portfolio.


         5. Invest for Control The Portfolio may not invest in companies for the purpose of exercising management or control in that company.

       6.Put and Call Options  The Portfolio may not write put and call options.

Interpretive Rules

         For purposes of the foregoing restrictions, any limitation which involves a maximum percentage will not be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Portfolio. In addition, with regard to exceptions recited in a restriction, the Portfolio may only rely on an exception if its investment objective(s) or policies (as disclosed in the Prospectus) otherwise permit it to rely on the exception.

                                                INVESTMENT ADVISER


         Transamerica is the investment adviser of the Fund and its Portfolio. It will oversee the management of the assets of the Portfolio by Investment Services. In turn, Investment Services is responsible for the day-to-day management of Portfolio.


Investment Advisory Agreement


         The investment adviser, Transamerica, has entered into an Investment Advisory Agreement with the Fund under which Transamerica assumes overall responsibility, subject to the supervision of the Board of Directors, for administering all operations of the Fund and for monitoring and evaluating the management of the assets of the Portfolio by Investment Services on an ongoing basis. Transamerica provides or arranges for the provision of the overall business management and administrative services necessary for the Fund's operations and furnishes or procures any other services and information necessary for the proper conduct of the Fund's business. Transamerica also acts as liaison among, and supervisor of, the various service providers to the Fund. Transamerica is also responsible for overseeing the Fund's compliance with the requirements of applicable law and conformity with the Portfolio's investment objective(s), policies and restrictions, including oversight of Investment Services.

         For its services to the Fund, Transamerica receives an advisory fee of 0.75% of the average daily net assets of the Portfolio. The fee is deducted daily from the assets of the Portfolio and paid to Transamerica periodically. Transamerica or its affiliates pays the salaries and fees, if any, of all officers and directors of the Fund who are "interested persons" (as defined in the 1940 Act) of Transamerica and of all personnel of Transamerica performing services relating to research, statistical and investment activities and the fees of the Sub-Adviser.


         The Fund pays all of its expenses not assumed by Transamerica, including custodian fees, legal and auditing fees, registration fees and expenses, and fees and expenses of directors unaffiliated with Transamerica.


         The Investment Advisory Agreement does not place limits on the operating expenses of the Fund or of any Portfolio. However, Transamerica has voluntarily undertaken to pay any such expenses (but not including brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses, as accrued for the Portfolio, exceed 0.10% of the Portfolio's estimated average daily net assets on an annualized basis.

         The total dollar amounts paid by the Portfolio, and/or its predecessor Separate Account Fund C, to Transamerica under the applicable investment advisory contract for the last three fiscal years are as follows: Separate Account Fund C paid $49,280 in 1994, Separate

Account Fund C paid $67,198 in 1995, and Separate Account Fund C and the Portfolio together paid $66,831 in 1996.


         The Investment Advisory Agreement provides that Transamerica may render similar services to others so long as the services that it provides to the Fund are not impaired thereby. The investment advisory agreement also provides that Transamerica shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund, except for: (i) willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its duties or obligations under the investment advisory agreement; and (ii) to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation.

         The Investment Advisory Agreement was approved for the Portfolio by the Board of Directors, including a majority of the Directors who are not parties to the investment advisory agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto (the "non-interested Directors"), on July 24, 1996, and by the Contract Owners of Separate Account Fund C at a Contract Owners meeting held on October 30, 1996. The investment advisory agreement will remain in effect from year to year provided such continuance is specifically approved as to the Portfolio at least annually by: (a) the Board of Directors or the vote of a majority of the votes attributable to shares of the Portfolio; and (b) the vote of a majority of the non-interested Directors, cast in person at a meeting called for the purpose of voting on such approval. The investment advisory agreement will terminate automatically if assigned (as defined in the 1940 Act). The investment advisory agreement is also terminable as to any Portfolio at any time by the Board of Directors or by vote of a majority of the votes attributable to outstanding voting securities of the applicable Portfolio (a) without penalty and (b) on 60 days' written notice to Transamerica.

Investment Sub-Advisory Agreement

         Transamerica has contracted with Transamerica Investment Services, Inc. ("Investment Services"), a wholly-owned subsidiary of Transamerica Corporation, to render investment services to the Fund. Investment Services has been in existence since 1967 and has provided investment services to investment companies since 1968 and the Transamerica Life Companies since 1981. Investment Services is located at 1150 South Olive Street, Los Angeles, California 90015-2211. Transamerica has agreed to pay Investment Services a monthly fee at the annual rate of 0.30% of the first $50 million of the Portfolio's average daily net assets, 0.25% of the next $150 million, and 0.20% of assets in excess of $200 million. Investment Services will provide recommendations on the management of Fund assets, provide investment research reports and information, supervise and manage the investments of the Portfolio, and direct the purchase and sale of Portfolio investments. Investment decisions regarding the composition of the Portfolio and the nature and timing of changes in the Portfolio are subject to the control of the Board of Directors of the Fund.

         The investment sub-advisory agreement was approved for the Portfolio by the Board of Directors, including a majority of the Directors who are not parties to the investment sub-advisory agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto (the "non-interested Directors"), on July 24, 1996, and by the Contract Owners of Separate Account Fund C at a Contract Owners meeting held on October 30, 1996. The investment sub-advisory agreement will remain in effect from year to year provided such continuance is specifically approved as to the Portfolio at least annually by:
(a) the Board of Directors or the vote of a majority of the votes attributable to shares of the Portfolio; and (b) the vote of a majority of the non-interested Directors, cast in person at a meeting called for the purpose of voting on such approval. The investment sub-advisory agreement will terminate automatically if assigned (as defined in the 1940 Act). The investment sub-advisory agreement is also terminable at any time by the Board of Directors or by vote of a majority of the votes attributable to outstanding voting securities of the Portfolio (a) without penalty and (b) on 30 days written notice to Investment Services.


            PORTFOLIO TRANSACTIONS, PORTFOLIO TURNOVER AND BROKERAGE

         Investment Services is responsible for decisions to buy and sell securities for the Portfolio, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, affiliates of Transamerica or Investment Services.


         In placing orders for portfolio securities of the Portfolio, Investment Services is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that Investment Services will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While Investment Services generally seeks reasonably competitive spreads or commissions, the Portfolio will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, Investment Services will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Portfolio, Investment Services and its affiliates, or other clients of Investment Services or its affiliates. Such research and investment services include statistical and economic data and research reports on particular companies and industries. Such services are used by Investment Services in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Portfolio may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Portfolio, and the services furnished by such brokers may be used by Investment Services in providing investment sub-advisory services for the Portfolio. For the three most recent fiscal years, the aggregate dollar amounts of the brokerage commissions paid with respect to portfolio transactions of the Portfolio by Investment Services as sub-adviser to Separate

Account Fund C (the Portfolio's predecessor) were $10,4200 for 1994, $7,253 for 1995, and $19,115 for the first ten months of 1996. The aggregate dollar amount of brokerage commissions paid by the Portfolio after the reorganization, during November and December 1996, was $5,550; so that the total paid during 1996 was $24,665 The brokerage commissions for 1996 were higher than the previous two years because at the end of 1996 the Portfolio acquired shares available through an initial public offering for which brokerage commissions are usually higher than standard commissions.


         On occasions when Investment Services deems the purchase or sale of a security to be in the best interest of the Portfolio as well as its other advisory clients (including any other fund or other investment company or advisory account for which Investment Services or an affiliate acts as investment adviser), Investment Services, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Investment Services in the manner it considers to be most equitable as to each customer and consistent with its fiduciary obligations to the Portfolio and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for the Portfolio.

         Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the booker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Directors.


         Changes will be made in the assets of the Portfolio if such changes are considered advisable to better achieve the Portfolio's investment objectives. It is anticipated that the annual portfolio turnover should not exceed 75%. The portfolio turnover rates for Separate Account Fund C (the Portfolio's predecessor) for 1995 was 30.84%, the portfolio turnover rate for 1996, when combining the experience of Separate Account Fund C through October 31, 1996, and the Portfolio's experience for November and December 1996 was 34.58%.


                                         DETERMINATION OF NET ASSET VALUE


         Under the 1940 Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Portfolio. In accordance with procedures adopted by the Board of Directors, the net asset value per share is calculated by determining the net worth of the Portfolio (assets, including securities at market value or amortized cost value, minus liabilities) divided by the number of the Portfolio's outstanding shares. All securities are valued as of the close of regular trading on the New York Stock Exchange. The Portfolio will compute its net asset value once daily at the close of such trading (normally 4:00 p.m. New York time), on each day (as described in the Prospectus) that the Fund is open for business.


         In the event that the New York Stock Exchange or the national securities exchange on which stock options are traded adopt different trading hours on either a permanent or temporary basis, the Board of Directors will reconsider the time at which net asset value is computed. In addition, the Portfolio may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.


         Portfolio assets of the Growth Portfolio are valued as follows:

         (a) equity securities and other similar investments ("Equities") listed on any U.S. stock market or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last sale price on that exchange or NASDAQ on the valuation day; if no sale occurs, Equities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and closing asked prices;
         (b) over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices;
         (c) debt securities with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by Investment Services and approved by the Board of Directors;

         (d)      options and futures contracts are valued at the last sale
                    price on the market
                  where any such option contracts are principally traded;

         (e)     over-the-counter options are valued based upon prices provided by market
                  makers in such securities or dealers in such currencies;
         (f) all other securities and other assets, including those for which a pricing service supplies no quotations or quotations are not deemed by Investment Services to be representative of market values, but excluding debt securities with remaining maturities of 60 days or less, are valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors; and
         (g) debt securities with a remaining maturity of 60 days or less will be valued at their amortized cost which approximates market value.


         Equities traded on more than one U.S. national securities exchange are valued at the last sale price on each business day at the close of the exchange representing the principal market for such securities. If such quotations are not available, the price will be determined in good faith by or under procedures established by the Board of Directors.

                                              PERFORMANCE INFORMATION

         The Fund may from time to time quote or otherwise use average annual total return information for the Portfolio in advertisements, shareholder reports or sales literature. Average annual total return quotations are computed by finding the average annual compounded rates of return over one, five and ten year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

      P(1+T)n = ERV

Where:
         P        =        a hypothetical initial investment of $1,000

         T        =        average annual total return

         n        =        number of years

         ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the one, five or ten-year period at the end of the one, five, or ten-year period (or fractional portion thereof).

      Any performance data quoted for the Portfolio will represent historical performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.


      The Growth Portfolio is the successor to Transamerica Occidental's Separate Account Fund C. Separate Account Fund C had been a separate account of Transamerica registered under the 1940 Act on Form N-3 as an open-end, diversified, management investment company. The reorganization of Separate Account Fund C from a management investment company into a unit investment trust called Separate Account C, was approved at a meeting of the Contract owners held on October 30, 1996. The assets of Separate Account Fund C, as of close of business October 31, 1996, were transferred intact to the Growth Portfolio of the Fund in exchange for shares in the Growth Portfolio which will be held by Separate Account C. As the successor to Separate Account Fund C, the Growth Portfolio treats the historical performance data of Separate Account Fund C as its own for periods prior to the reorganization.

      In computing its standardized total returns for periods prior to the reorganization, the Portfolio assumes that the charges currently imposed by the Portfolio were in effect through each of the periods for which the standardized returns are presented. The Growth Portfolio's performance data does not reflect any sales or insurance charges, or any other separate account or contract level charges, that were imposed under the annuity contracts issued through Separate Account Fund C.

      Any performance data quoted for the Portfolio represents historical performance, and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Performance data for the Portfolio does not reflect charges deducted under the variable annuity contracts. If contract charges are taken into account, such performance data would reflect lower returns. Accordingly, any advertisement that includes performance data for the Portfolio will also include performance data for the variable annuity contracts.

      From time to time the Fund may disclose cumulative total returns in conjunction with the standard format described above. The cumulative total returns will be calculated using the following formula:

      CTR                           =   (ERV/P) - 1

      Where:

      CTR = The cumulative total return net of Portfolio recurring charges for the period.

      ERV   =                            The ending redeemable value of the
                                          hypothetical investment at the
                                         end of the period.

      P                           =    A hypothetical single payment of $1,000.


      From time to time the Fund may publish an indication of the Portfolio' past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Weisenberger Investment Companies Service, Donoghue's Money Portfolio Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal. The Fund may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Fund may from time to time advertise its performance relative to certain indices and benchmark investments, including (but not limited to): (a) the Lipper Analytical Services, Inc. Mutual Portfolio Performance Analysis, Fixed-Income Analysis and Mutual Portfolio Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Portfolio Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Hambrecht & Quist Growth Stock Index; (f) the NASDAQ OTC Composite Prime Return; (g) the Russell Midcap Index; (h) the Russell 2000 Index - Total Return; (i) the ValueLine Composite-Price Return; (j) the Wilshire 5000 Index; (k) the Salomon Brothers World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (l) the Shearson Lehman Brothers Aggregate Bond Index or its component indices (the Aggregate Bond Index measures the performance of Treasury, U.S. Government agencies, mortgage and Yankee bonds); (m) the S&P Bond indices (which measure yield and price of corporate, municipal and U.S. Government bonds); (n) the J.P. Morgan Global Government Bond Index; (o) Donoghue's Money Market Portfolio Report (which provides industry averages of 7-day annualized and compounded yields of taxable, tax-free and U.S. Government money market funds); (p) other taxable investments including certificates of deposit, money market deposit accounts, checking accounts, savings accounts, money market mutual funds and repurchase agreements; (q) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, First Boston Corporation, Morgan Stanley (including
EAFE), Salomon Brothers, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data; (r) the FT-Actuaries Europe and Pacific Index; (s) mutual fund performance indices published by Variable Annuity Research & Data Service; (t) S&P 500 Index; and (u) mutual fund performance indices published by Morningstar, Inc. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of the Portfolio's investments. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may be different from those of the equations used by the Fund to calculate the Portfolio's performance figures.

      The Fund may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish Investment Services' views as to markets, the rationale for the Portfolio's investments and discussions of the Portfolio's current asset allocation.

      From time to time, advertisements or information may include a discussion of certain attributes or benefits to be derived by an investment in a particular Portfolio. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

      Such performance data is based on historical results and is not intended to indicate future performance. The total return of the Portfolio varies based on market conditions, portfolio expenses, portfolio investments and other factors. The value of the Portfolio's shares fluctuates and an investor's shares may be worth more or less than their original cost upon redemption. The Fund may also, at its discretion, from time to time make a list of the Portfolio's holdings available to investors upon request.

                                                FEDERAL TAX MATTERS

      The Portfolio intends to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, the Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income, consisting of net investment income, net short-term capital gain and net gains from certain foreign currency transactions.

      Sources of Gross Income. To qualify for treatment as a regulated investment company, the Portfolio must also, among other things, derive its income from certain sources. Specifically, in each taxable year, the Portfolio must generally derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in securities, or these currencies. The Portfolio must also generally derive less than 30% of its gross income each taxable year from the sale or other disposition of any of the following which was held for less than three months: (1) stock or securities, (2) options, futures, or forward contracts (other than options, futures, or forward contracts on foreign currencies), or (3) foreign currencies (or options, futures, or forward contracts on foreign currencies) that are not directly related to the Portfolio's principal business of investing in stock or securities (or options and futures with respect to stock or securities). For purposes of these tests, gross income generally is determined without regard to losses from the sale or other disposition of stock or securities or other Portfolio assets.


      Diversification of Assets. To qualify for treatment as a regulated investment company, the Portfolio must also satisfy certain tax requirements with respect to the diversification of its assets. The Portfolio must have, at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets represented by cash, cash items, United States Government securities, securities of other regulated investment companies, and other securities which, in respect of any one issuer, do not exceed 5% of the value of the Portfolio's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer. In addition, not more than 25% of the value of the Portfolio's total assets may be invested in securities (other than United States Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses. For purposes of the Portfolio's requirements to maintain diversification for tax purposes, the issuer of a loan participation will be the underlying borrower. In cases where the Portfolio does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Portfolio and the borrower will be deemed issuers of the loan participation for tax diversification purposes. The Portfolio's investments in U.S. Government Securities are not subject to these limitations. The foregoing diversification requirements are in addition to those imposed by the Investment Company Act of 1940 (the "1940 Act").


      Because the Fund is established as an investment medium for variable annuity contracts, Section 817(h) of the Code imposes additional diversification requirements on the Portfolio. These requirements which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of the Portfolio's assets that may be represented by any single investment. In general, no more than 55% of the value of the assets of the Portfolio may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

      Additional Tax Considerations. The Portfolio will not be subject to the 4% Federal excise tax imposed on amounts not distributed to shareholders on a timely basis because the Portfolio intends to make sufficient distributions to avoid such excise tax. If the Portfolio failed to qualify as a regulated investment company, owners of Contracts based on the Portfolio: (1) might be taxed currently on the investment earnings under their Contracts and thereby lose the benefit of tax deferral; and (2) the Portfolio might incur additional taxes. In addition, if the Portfolio failed to qualify as a regulated investment company, or if the Portfolio failed to comply with the diversification requirements of Section 817(h) of the Code, owners of Contracts based on the Portfolio would be taxed on the investment earnings under their Contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by Investment Services and it is intended that the Portfolio will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under the Portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from that Investment Services might otherwise believe to be desirable.

      The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisers. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Regulations are subject to change.

                                                  SHARES OF STOCK

      Each issued and outstanding share of the Portfolio is entitled to participate equally in dividends and distributions declared for the Portfolio's stock and, upon liquidation or dissolution, in the Portfolio's net assets remaining after satisfaction of outstanding liabilities. The shares of the Portfolio, when issued, are fully paid and non-assessable and have no preemptive or conversion rights.


       As the designated successor to Separate Account Fund C, the Growth Portfolio of the Fund received the assets of Separate Account Fund C. In exchange, the Fund provided Separate Account C with shares in the Growth Portfolio.


      Under normal circumstances, subject to the reservation of rights explained below, the Fund will redeem shares of the Portfolio in cash within 7 days. However, the right of a shareholder to redeem shares and the date of payment by the Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders.

      Under Maryland law, the Fund is not required to hold annual shareholder meetings and does not intend to do so.

                                                 CUSTODY OF ASSETS


      Pursuant to a Custodian Agreement with the Fund, State Street Bank and Trust Company ("State Street") 225 Franklin Street, Boston, Massachusetts 02110 holds the cash and portfolio securities of the Fund as custodian.


      State Street is responsible for holding all securities and cash of the Portfolio, receiving and paying for securities purchased, delivering against payment securities sold, and receiving and collecting income from investments, making all payments covering expenses of the Fund, all as directed by persons authorized by the Fund. State Street does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Portfolio or the Fund. Portfolio securities of the Portfolio purchased domestically are maintained in the custody of State Street and may be entered into the Federal Reserve, Depository Trust Company, or Participants Trust Company book entry systems.

                                              DIRECTORS AND OFFICERS

      The Directors and officers of the Fund are listed below together with their respective positions with the Fund and a brief statement of their principal occupations during the past five years.

                               Positions and Offices
Name, Age and Address**            with the Fund                 Principal Occupation During the Past Five Years
-----------------------            -------------                 -----------------------------------------------


Donald E. Cantlay (  75)            Board of Directors                 Director, Managing General Partner of Cee 'n' Tee
                                                                          Company; Director of California Trucking Association
                                                                       and Western Highway Institute; Director of FPA
                                                                       Capital Fund and FPA New Income Fund.









Richard N. Latzer (  60)*           Board of Directors                 President, Chief Executive Officer and Director of
                                                                       Transamerica Investment Services, Inc.;  Senior Vice
                                                                       President and Chief Investment Officer of
                                                                       Transamerica Corporation.  Director and Chief
                                                                       Investment Officer of Transamerica Occidental Life
                                                                       Insurance Company.

DeWayne W. Moore (  83)             Board of Directors                 Retired Senior Vice President, Chief Financial Officer
                                                                       and Director of Guy F. Atkinson Company of
                                                                       California; Director of FPA Capital Fund and FPA
                                                                       New Income Fund.

Gary U. Rolle (  56)*               Chairman, Board of        Director,
                               Directors                      Executive Vice President and Chief Investment

                                                              Officer         of
                                                              Transamerica
                                                              Investment
                                                              Services,    Inc.;
                                                              Director and Chief
                                                              Investment Officer
                                                              of    Transamerica
                                                              Occidental    Life
                                                              Insurance Company.


Peter J. Sodini (  56)     Board of Directors                 Associate, Freeman Spogli & Co. (a private  investor);
                                                              President,     Chief Executive Officer and Director,
                                                                            The Pantry, Inc. (a supermarket).

                                                                                            Director Pamida
                                                              Holdings Corp. (a  retail merchandiser) and Buttrey
                                                              Food and Drug Co. (a supermarket).

Barbara A. Kelley (  44)   President                            President, Chief Operating Officer and Director of
                                                          Transamerica Financial Resources, Inc. and President
                                                         and Director of Transamerica Securities Sales
                                                         Corporation, Transamerica Advisors, Inc.,
                                                            Transamerica Product, Inc., Transamerica Product,
                                                       Inc. I, Transamerica Product, Inc. II, Transamerica
                                                       Product, Inc. IV, and Transamerica Leasing Ventures,

                                                           Inc.


Matt Coben (  36)***       Vice President                   Vice President, Broker/Dealer Channel of the
                                                             Institutional Marketing Services Division of
                                                             Transamerica Life Insurance and Annuity Company
                                                             and  prior to 1994, Vice President and National Sales
                                                             Manager of the Dreyfus Service Organization .

Sally S. Yamada (  46)                                        Treasurer and       Vice President and Treasurer of Transamerica
                               Assistant Secretary                     Occidental Life Insurance Company and Treasurer of

                                                                       Transamerica Life Insurance and Annuity Company.


Regina M. Fink (  41)            Secretary                Counsel for Transamerica Occidental Life Insurance
                                                          Company and prior to 1994 Counsel and Vice
                                                          President for Colonial Management Associates, Inc.

Thomas M. Adams (  62)          Assistant Secretary                Partner in the law firm of Lanning , Adams &
                                                                                                          Peterson.



*        These members of the Board are  interested persons as defined by
          Section 2(a)(19) of the 1940 Act.
** Except as otherwise noted, the mailing address of each Board member and officer is 1150 South
         Olive, Los Angeles, California 90015.

*** The mailing address of this officer is 401 North Tryon Street Suite 700, Charlotte, North Carolina 28202.

     The principal occupations listed above apply for the last five years. In some instances, the occupation listed above is the current position; prior positions with the same company or affiliate are not indicated.


         Each of the officers and members of the Board of the Fund holds the same position with Transamerica Occidental's Separate Account Fund B. The members of the Board of Directors are also members of the Board of Directors of Transamerica Income Shares, Inc., a closed-end management company advised by Transamerica Investment Services, Inc.
Mr. Rolle is a director of Transamerica Investors, Inc.

Compensation


         The following table shows the compensation expected to be paid by the Fund and the Fund Complex during the current fiscal year ending December 31, 1997, to all Directors of the Fund.

                                                                                                Total
                                                                                             Compensation

                                                               Total Pension or            From Registrant
                                      Aggregate              Retirement Benefits              and Fund
                                    Compensation              Accrued As Part of           Complex Paid to
       Name of Person                From Fund1/               Fund Expenses2/               Directors3/


     Donald E. Cantlay                 $1,000                        -0-                       $6,000


     Richard N. Latzer                   -0-                         -0-                         -0-

      DeWayne W. Moore                   -0-                         -0-                       $6,250

       Gary U. Rolle                     -0-                         -0-                         -0-

      Peter J. Sodini                    -0-                         -0-                       $4,750


---------------------

1/ Beginning January 1, 1997, each director of the Fund will be compensated $250 for each meeting they attend. (The Board of the Fund plans to hold four regularly scheduled board meetings each year; other meetings may be scheduled.) This is the same compensation the directors received while members of the Board of Managers of Separate Account Fund C.

2/ None of the members of the Board of Directors currently receives any pension or retirement benefits due to services rendered to the Fund and thus will not receive any benefits upon retirement from the Fund.

3/ During fiscal year 1996, each Board member was also a member of the Board of Transamerica Occidental's Separate Account Fund B and of Transamerica Income Shares, Inc., a closed-end management company advised by Transamerica Investment services, Inc. Mr. Rolle' is a director of Transamerica Investors, Inc. These registered investment companies comprise the "Fund Complex."

                                                 LEGAL PROCEEDINGS

         There is no pending material legal proceeding affecting the Fund. Transamerica is involved in various kinds of routine litigation which, in management's judgment, are not of material importance to Transamerica's assets.

                                                 OTHER INFORMATION
Legal Counsel


         Sutherland, Asbill & Brennan L.L.P., 1275 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2404, has provided advice to the Fund with respect to certain matters relating to federal securities laws.


Other Information

         The Prospectus and this Statement do not contain all the information included in the registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the registration statement have been omitted from the Prospectus and this Statement pursuant to the rules and regulations of the SEC. The registration statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

         Statements contained in the Prospectus or in this Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectus and this Statement form parts, each such statement being qualified in all respects by such reference.

Independent Auditors


         Ernst & Young LLP, 515 South Flower Street, Los Angeles, California 90071, will act as the Fund's independent auditors.


Financial Statements



 Audited financial statements for the Growth Portfolio of Transamerica Variable

Insurance Fund, Inc. dated December 31, 1996, follow.

                                                    APPENDIX A

                                      DESCRIPTION OF CORPORATE BOND RATINGS1

A.  Moody's Investors Service, Inc.

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered a medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or maybe characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract
--------

1The rating systems described herein are believed to be the most recent ratings systems available from Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligations to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Fund's fiscal year end.

over any long period of time may be small.

Caa:Bonds which are rated Caa are of poor standing.Such issues may be in default or there may be present elements of danger with respect to principal or interest principal or interest.

         Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

         Should no rating be assigned, the reason may be one of the following:

         1.       An application for rating was not received or accepted.
         2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.
         3. There is a lack of essential data pertaining to the issue or issuer.
         4. The issue was privately placed, in which case the rating is not published in
                  Moody's publications.

         Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A and Baa groups which Moody's believe possess the strongest investment attributes are designated by the symbols Aa1, A1 and Baa1.


B.       Standard & Poor's Corporations


         AAA: Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

         A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

         BB--B--CCC--CC--C: Bonds rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Unrated: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.


Notes: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative obligations. Investment Services' uses its judgment, analysis and experience to evaluate such bonds.

See notes to financial statements.
GROWTH PORTFOLIO OF THE TRANSAMERICA VARIABLE INSURANCE FUND
Schedule of Investments -- December 31, 1996

                                                     Market
                                          Shares       Value

--------------------------------------------------------------
COMMON STOCKS -- 98.8%
--------------------------------------------------------------
BANKING -- 4.2%
Wells Fargo & Company                      5,000  $1,348,750
--------------------------------------------------------------

BROADCASTING -- 2.6%
HSN Inc. (a)                              35,000     831,250
--------------------------------------------------------------

BUSINESS SERVICES -- 7.3%
First Data Corp.                          64,718   2,362,207
--------------------------------------------------------------

CHEMICALS -- 4.4%
Betzdearborn Inc.                         24,000   1,404,000
--------------------------------------------------------------

COMPUTERS & BUSINESS EQUIPMENT -- 12.5%
Applied Materials Inc. (a)                35,000   1,257,813
Dell Computer Corp. (a)                   52,000   2,762,500
--------------------------------------------------------------
                                                   4,020,313
--------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 3.6%
Millipore Corp.                           28,000   1,158,500
--------------------------------------------------------------

ELECTRONICS -- 12.2%
Intel Corp.                               30,000   3,928,125
--------------------------------------------------------------

FINANCIAL SERVICES -- 13.6%
Charles Schwab Corp.                      55,000   1,760,000
Franklin Resources Inc.                   22,000   1,504,250
Moneygram Payment Systems Inc. (a)        85,000   1,126,250
--------------------------------------------------------------
                                                   4,390,500
--------------------------------------------------------------

HOUSEHOLD PRODUCTS -- 4.8%
Gillette Company                          20,000   1,555,000
--------------------------------------------------------------

HOTELS & RESTAURANTS -- 8.8%
Host Marriott Corp. (a)                   70,000   1,120,000
Mirage Resorts Inc. (a)                   80,000   1,730,000
--------------------------------------------------------------
                                                   2,850,000
--------------------------------------------------------------

LEISURE TIME -- 4.3%
Walt Disney Company                       20,000   1,392,500
--------------------------------------------------------------

RETAIL GROCERY -- 4.8%
--------------------------------------------------------------

SOFTWARE -- 15.7%
Broderbund Software Inc. (a)              40,000  $1,190,000
Intuit (a)                                23,000     724,500
Microsoft Corp. (a)                       24,000   1,983,000
Transaction Systems Architects Inc.(a)    35,000   1,163,750
--------------------------------------------------------------
                                                   5,061,250
--------------------------------------------------------------

TOTAL COMMON STOCKS
(cost $15,141,060)                               31,852,395
--------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.9%
--------------------------------------------------------------
State Street Bank and Trust Company,
4.50%, due 01/2/97 (collateralized by $200,000 par value U.S. Treasury Bonds, 10.625%, due 08/15/15, with a value of $293,531,
cost $286,000)286,000                    286,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.7%
(cost $15,427,060)*                               32,138,395
OTHER ASSETS LESS LIABILITIES-- 0.3%                 100,042
-------------------------------------------------------------------------------

NET ASSETS-- 100.0%                               $  32,238,437
=====================================================================
==========



(a) non-income producing security

* Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $16,854,646 and $143,311, respectively. Net unrealized appreciation for tax purposes is $16,711,335.

=====================================================================
==========

=====================================================================
==========
Smith's Food & Drug Centers Inc.          50,000   1,550,000
-------------------------------------------------------------------------------

GROWTH PORTFOLIO OF THE TRANSAMERICA VARIABLE INSURANCE FUND,
INC.
Statement Of Assets And Liabilities
December 31, 1996


ASSETS
Investments, at value (cost $15,427,060)         $  32,138,395
Cash                                                     4,651
Receivable for investments sold                        152,370
Dividends and interest receivable                        7,867
Due from Adviser (Note 2)                               19,366
                                                 -------------
                                                    32,322,649

LIABILITIES
Payable for fund shares redeemed                        19,526
Accrued expenses                                        64,686
                                                        84,212
TOTAL NET ASSETS                                 $  32,238,437
                                                 =============

NET ASSETS CONSIST OF:
Paid in capital                                  $  15,594,518
Undistributed net investment loss (Note 1)
(33,507)
Accumulated net realized loss on investments
(33,909)
Net unrealized appreciation of investments          16,711,335
                                                 -------------
TOTAL NET ASSETS                                 $  32,238,437
                                                 =============

Shares outstanding                                   2,949,776
Net asset value and offering and redemption
price per share                                       $  10.93

GROWTH PORTFOLIO OF THE TRANSAMERICA VARIABLE INSURANCE FUND,
INC.
Statement Of Operations
For the year ended December 31, 1996


INVESTMENT INCOME
Interest income                                               $      33,420
Dividend income                                                     133,189
                                                              -------------
                                                                    166,609

EXPENSES
Mortality and expense risk management                               245,046
Investment advisory fee                                              66,831
Management fees                                                      39,988
Audit fees                                                           15,000
Custodian fees                                                        4,332
Administrative fees                                                   3,199
Printing expenses                                                     2,000
Other                                                                   167
                                                              -------------
Total operating expenses before reimbursement                       376,563
Expenses reimbursed by Investment Adviser (Note 2)                  (19,366)
                                                              -------------
                                                                    357,197
NET INVESTMENT LOSS                                                (190,588)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments                                  3,186,767
Net change in unrealized appreciation of investments
   during the period                                              3,967,540
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                   7,154,307

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                            $   6,963,719
                                                              =============


GROWTH PORTFOLIO OF THE TRANSAMERICA VARIABLE INSURANCE FUND,
INC.
Statements Of Changes In Net Assets
For the years ended December 31,


                                                                                        1996
1995
                                                                                        ----                   ----
INCREASE IN NET ASSETS
From operations:

   Net investment loss                                                              $    (190,588)        $
  (208,742)
    Net realized gain on investments                                                    3,186,767
   1,213,189
     Net change in unrealized appreciation of investments                               3,967,540
        8,056,995
                                                                                    -------------
-------------
Net increase in net assets resulting from operations                                    6,963,719
      9,061,442

Fund share transactions (Notes 1 and 3)                                                  (463,327)
      (590,812)
                                                                                    -------------
-------------
Increase in net assets                                                                  6,500,392
8,470,630

NET ASSETS
Beginning of year                                                                      25,738,045
17,267,415
                                                                                    -------------
-------------
End of year (1)                                                                     $  32,238,437         $
25,738,045
                                                                                    =============
=============

(1) Includes undistributed net investment loss of:                                  $     (33,507)
                                                                                    =============
$                 -
===================


GROWTH PORTFOLIO OF THE TRANSAMERICA VARIABLE INSURANCE FUND,
INC.
Financial Highlights



Selected data for a share* outstanding throughout each year are as follows:

                                                          1996            1995           1994
1993           1992

-----------------------------------------------------------------------------

Net asset value, beginning of year                   $   8.582       $   5.615      $   5.239       $
 4.287      $   3.783

Investment Operations
Net investment income (loss).......................     (0.065)         (0.069)        (0.042)
(0.030)         0.012

Net realized and unrealized gain...................      2.413           3.036          0.418
0.982          0.492

-----------------------------------------------------------------------------
Total from investment operations................... .....2.348           2.967          0.376
0.952          0.504


=====================================================================
========
Net asset value, end of year.......................  $  10.930       $   8.582      $   5.615       $
5.239      $   4.287

=====================================================================
========

Total Return                                             27.36%          52.84%          7.19%
22.20%         13.32%

Ratios and Supplemental Data
Net assets, end of year (in thousands).............      $32,238     $25,738        $17,267
$16,584        $13,966
Expenses to average net assets ....................     1.27%(1)         1.41%           1.43%
1.43%          1.43%
Net investment income (loss)
               to average net assets ..............    (0.68%)(2)       (0.94%)         (0.80%)
(0.65%)         0.31%
Portfolio turnover rate............................      34.58%      18.11%         30.84%          42.04%
       43.07%
Average commission rate (3)                               $0.07            -               -
-              -




* Prior to November 1, 1996, activity represents accumulated unit values of the Separate Account which have been converted to share values for presentation purposes.
(1) If the Investment Advisor had not reimbursed expenses for the year ended December 31, 1996, the ratio of operating expenses to average net assets would have been 1.34%.
(2) If the Investment Advisor had not reimbursed expenses for the year ended December 31, 1996, the ratio of net investment loss to average net assets would have been (0.75%).
(3) This disclosure is required for fiscal periods beginning on or after September 1, 1995.

Transamerica Variable Insurance Fund, Inc.
Notes to Financial Statements
December 31, 1996

1.  Organization and Summary of Significant Accounting Policies
Transamerica Variable Insurance Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Fund's investment objective is long-term capital growth. The Fund currently consists of one investment portfolio, the Growth Portfolio (the "Portfolio").

The Fund was established as a Maryland Corporation on June 23, 1995, as the successor to Transamerica Occidental's Separate Account Fund C (the "Separate Account") which was organized as an open-end diversified management investment company. On November 1, 1996, all investments held by the Separate Account with a fair value of $29,567,077 and a cost basis of $15,661,836 were transferred to the Portfolio of the Fund. In exchange for these investments, the Separate
Account received all of the outstanding shares (2,956,116) of the Fund. This transaction was accounted for in a manner similar to a pooling of interests. Thereafter, the Separate Account's only investment is an investment in the Fund.

As the Fund is treated as the successor to the Separate Account, all activity prior to November 1, 1996 incorporates activity of the Separate Account. Effective October 31, 1996, the net asset value of the Fund was re-priced at $10 per unit. All previous accumulation unit values of the Separate Account have been restated for presentation purposes to reflect for this change. Selected financial information for the ten month period ended October 31, 1996 is as follows:

Investment income                                      $154,796
Expenses                                              (311,877)
Net investment loss                                   (157,081)
Net realized and unrealized gain on investments       4,374,273
                                                  --------------

Net increase net assets resulting from               $4,217,192
operations
                                                  ==============

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(A) Valuation of Securities - Equity securities traded on a national exchange, NASDAQ and over-the-counter securities are valued at the last sale price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to procedures established  by the  Fund's  Board of  Directors.  Debt  securities  with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

(B) Repurchase Agreements - The Portfolio may enter into repurchase agreements with Federal Reserve System member banks or U.S. securities dealers. A repurchase agreement occurs when the Portfolio purchases an interest-bearing debt obligation and the seller agrees to repurchase the debt obligation on a specified date in the future at an agreed-upon price. If the seller is unable to make a timely repurchase, the Portfolio's expected proceeds could be delayed, or the Portfolio could suffer a loss in principal or current interest, or incur costs in liquidating the collateral.

(C) Securities Transactions and Investment Income - Securities transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded daily on an accrual basis. Realized gains and losses on investments are determined using the identified cost method for both financial statement and Federal income tax purposes.

     The  aggregate   cost  of  securities   purchased   (excluding   short-term
     investments) and proceeds from sales were $9,518,723 and $9,948,901, respectively, in 1996.

(D) Dividends and Distributions - The Portfolio distributes substantially all of its net investment income in the form of dividends to its shareholders. The Growth Portfolio declares its dividends and capital gain distributions at least annually.

(E) Federal Income Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(F) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

2.    Investment Advisory Fees and Other Transactions With Affiliates
The Fund has entered into an Investment Advisory Agreement with Transamerica Occidental Life Insurance Company (the "Adviser"), a wholly owned subsidiary of Transamerica Insurance Corporation of California, which in turn is a wholly owned subsidiary of Transamerica Corporation. For its services to the Portfolio, the Adviser receives an annual advisory fee of 0.75% of the average daily net assets of the Portfolio

The Adviser has contracted with Transamerica Investment Services, Inc., a wholly owned subsidiary of Transamerica Corporation to provide investment advice to the Portfolio. Transamerica Investment Services receives its fee directly from the Adviser, and receives no compensation from the Portfolio.

The Adviser, in its discretion, has agreed to waive its fee and assume any other operating expenses (other than certain extraordinary or non-recurring expenses) of the Portfolio which exceed 0.10% of the average daily net assets of the Portfolio.

Prior to November 1, 1996, Transamerica charged the Separate Account an investment advisory fee of 0.30% and a mortality and expense risk fee of 1.10%. Mortality and expense risk charges paid to Transamerica during 1996 (prior to November 1, 1996) and 1995 were $245,046 and $246,377, respectively.

Certain directors and officers of the Fund are also directors and officers of the Adviser, the Separate Account, Transamerica Investment Services, and other affiliated Transamerica entities.

All shares of the Fund are owned by the Separate Account.

3.    Capital Stock Transactions
The Fund has one billion shares of $0.001 par value stock authorized. As of December 31, 1996, the Portfolio was authorized to issue two hundred million shares. On October 31, 1996, 2,956,116 shares of the Portfolio were issued in respect to the organization of the Fund (see Note 1). For the period of November 1, 1996 to December 31, 1996 1,200 shares were sold for $13,223 and 7,540 shares were redeemed for $88,385.

Prior to November 1, 1996, the Separate Account received deposits from and made certain annuity payments and distributions to unit holders of the Separate Account. Total deposits from unit holders during 1996 and 1995 were $36,216 and $31,581, respectively; total payments made to unit holders during 1996 and 1995 were $427,375 and $622,393, respectively. These transactions are classified as fund share transactions in the Statements of Changes in Net Assets.

                                          Report of Independent Auditors

To the Shareholders and Board of Directors
Transamerica Variable Insurance Fund, Inc.

We have audited the accompanying statement of assets and liabilities including the schedule of investments, of the Growth Portfolio of Transamerica Variable Insurance Fund, Inc. (previously Transamerica Occidental's Separate Account Fund
C), as of December 31, 1996, the related statement of operations for the year ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Growth Portfolio of Transamerica Variable Insurance Fund, Inc., at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.






Los Angeles, California
February 24, 1997

PART C

Other Information

Item 24. Financial Statements and Exhibits

         (a)               Financial Statements

                           All required financial statements are included in Parts A or B of this Registration Statement.

         (b)               Exhibits

                  (1) Articles of Incorporation of Transamerica Variable Insurance Fund, Inc. 1/


                  (2)               Bylaws of Transamerica Variable Insurance
Fund, Inc. 1/


                  (3)               Not Applicable.

                  (4)               Not Applicable.

                  (5)      (a)      Form of Investment Advisory Agreement
between Transamerica Variable
                                    Insurance Fund, Inc. and Transamerica
Occidental Life Insurance Company. 2/

                           (b)      Form of Investment Sub-Advisory Agreement
between Transamerica
                                    Occidental Life Insurance Company and
Transamerica Investment Services,
                                    Inc. 3/


                  (6) Participation Agreement between Transamerica Variable Insurance
                                    Fund, Inc. and Transamerica Occidental Lif
 Insurance Company. 6/


                  (7)               Not Applicable.

                  (8) Form of Custodial Contract between Transamerica Variable Insurance Fund,
                                    Inc. and State Street Bank and Trust
Company. 5/


(9) Form of Adminstrative Services Agreement between Transamerica Variable Insurance Fund, Inc. and State Street Bank and Trust
                  Company6/

(10)              Opinion and Consent of Counsel.
                                                  --

(11)              (a)     Consent of Sutherland, Asbill & Brennan, L.L.P.   6/
                                                                           --

                  (b)     Consent of Ernst & Young LLP.  6/


 (12)              No financial statements are omitted from Item 23.

 (13)              Form of Agreement and Plan of Reorganization. 1/
                                                                 -

 (14)              Not Applicable.

                  (15)              Not Applicable.

                  (16)              Performance Data Calculations. 6/

                  (17)              Not Applicable.

                  (18)              Not Applicable.

                  (19)              Powers of Attorney.



                  (27)              Financial Data Schedule


1/       Incorporated by reference to the like-numbered exhibit of the initial filing of this Registration Statement
         on Form N-1A, File No. 33-99016 (Nov. 3, 1995).
2/       Incorporated by reference to Exhibit D to Part A of the Registration
Statement on Form N-14 of
         Transamerica Occidental's Separate Account Fund C, File No. 333-11599 (Sept. 9, 1996).
3/       Incorporated by reference to Exhibit E to Part A of the Registration
Statement on Form N-14 of
         Transamerica Occidental's Separate Account Fund C, File No. 333-11599 (Sept. 9, 1996).
4/      Incorporated by reference to the like-numbered exhibit to Pre-Effective
 Amendment No. 1 to this
        Registration Statement on Form N-1A, File No. 33-99016 (Sept. 12, 1996).

5/       Incorporated by reference to the like-numbered exhibit to Post-
Effective Amendment No.
         1 to this Registration Statement on Form N-1A, File No. 33-99016 (November 4, 1996).
6/       Filed herewith.



Item 25. Person Controlled by or Under Common Control With the Registrant.

         The Registrant, Transamerica Variable Insurance Fund, Inc., is controlled by Transamerica Occidental Life Insurance Company ("Transamerica Occidental"), a wholly-owned subsidiary of Transamerica Insurance Corporation of California, which, in turn is a wholly-owned subsidiary of Transamerica Corporation.

         The following chart indicates the persons controlled by or under common control with Transamerica Corporation:


                  TRANSAMERICA CORPORATION AND SUBSIDIARIES
                  WITH STATE OR COUNTRY OF INCORPORATION

Transamerica Corporation


  ARC Reinsurance Corporation - Hawaii
      Inter-America Corporation - California
      Mortgage Corporation of America - California

      Pyramid Insurance Company, Ltd. - Hawaii
         Pacific Cable Ltd. - Bermuda
            TC Cable, Inc. - Delaware
      River Thames Insurance Company Limited - England
      RTI Holdings, Inc. - Delaware
      Transamerica Airlines, Inc. - Delaware
      Transamerica Asset Management Group, Inc. - Delaware
         Criterion Investment Management Company - Texas
      Transamerica CBO I, Inc. - Delaware
      Transamerica Corporation (Oregon) - Oregon
      Transamerica Delaware, L.P. - Delaware
      Transamerica Finance Group, Inc. - Delaware
         BWAC Twelve, Inc. - Delaware
            Transamerica Insurance Finance Corporation - Maryland
               Transamerica Insurance Finance Company (Europe) - Maryland
            Transamerica Insurance Finance Corporation, California - California
               Transamerica Insurance Finance Corporation, Canada - Ontario Transamerica Finance Corporation - Delaware
            TA Leasing Holding Co., Inc. - Delaware
               Trans Ocean Ltd. - Delaware
                  Trans Ocean Container Corp. - Delaware
                     Cool Solutions, Inc. - Delaware
                     TOD Liquidating Corp. - California
                     TOL S.R.L. - Italy
                     Trans Ocean Leasing Deutschland GMBH - Germany
                     Trans Ocean Leasing PTY Limited - Australia
                     Trans Ocean Management Corporation -
                     Trans Ocean Regional Corporate Holdings - California
                     Trans Ocean SARL - France
                     Trans Ocean Tank Services Corporation - Delaware
                  Trans Ocean Container Finance Corp. - Delaware
               Transamerica Leasing Inc. - Delaware
                  Better Asset Management Company LLC - Delaware
                  Greybox L.L.C. - Delaware
                  Transamerica Leasing Holdings Inc. - Delaware
                     Greybox Services Limited - United Kingdom
                     Intermodal Equipment, Inc. - Delaware
                        Transamerica Leasing N.V. - Belgium
                        Transamerica Leasing SRL - Italy
                     Transamerica Distribution Services Inc. - Delaware Transamerica Leasing Coordination Center - Belgium Transamerica Leasing do Brasil Ltda. - Brazil
                     Transamerica Leasing GmbH - West Germany
                     Transamerica Leasing Limited - United Kingdom
                        ICS Terminals (UK) Limited - United Kingdom
                     Transamerica Leasing Pty. Ltd. - Australia
                     Transamerica Leasing (Canada) Inc. - Canada
                     Transamerica Leasing (HK) Ltd. - Hong Kong
                     Transamerica Leasing (Proprietary) Limited - South Africa
                   Transamerica Tank Container Leasing Pty. Limited - Australia
                     Transamerica Trailer Holdings I Inc. - Delaware

                     Transamerica Trailer Holdings II Inc. - Delaware Transamerica Trailer Holdings III Inc. - Delaware Transamerica Trailer Leasing AB - Sweden
                     Transamerica Trailer Leasing A/S - Denmark.
                     Transamerica Trailer Leasing GmbH - Germany
                     Transamerica Trailer Leasing S.A. - Fra.
                     Transamerica Trailer Leasing S.p.A. - Italy
                     Transamerica Trailer Leasing (Belgium) N.V. - Belg. Transamerica Trailer Leasing (Netherlands) B.V. - Neth. Transamerica Trailer Spain S.A. - Spn.
                     Transamerica Transport Inc. - NJ
            TELColorado Holding Co., Inc. - Delaware
            Transamerica Commercial Finance Corporation, I - Delaware
               BWAC Credit Corporation - Delaware
               BWAC International Corporation - Delaware
               Transamerica Business Credit Corporation - Delaware
                  The Plain Company - Delaware
               Transamerica Global Distribution Finance Corporation - Delaware Transamerica Inventory Finance Corporation - Delaware
                  BWAC Seventeen, Inc. - Delaware
                     Transamerica Commercial Finance Canada, Limited - Ontario
                    Transamerica Commercial Finance Corporation, Canada - Canada
                        TCF Commercial Leasing Corporation, Canada - Ontario
                  BWAC Twenty-One, Inc. - Delaware
                     Transamerica Commercial Holdings Limited - United Kingdom
                        Transamerica Commercial Finance Limited - United Kingdom
                        Transamerica Trailer Leasing Limited - United Kingdom
                  Transamerica Commercial Finance Corporation - Delaware
                     TCF Asset Management Corporation - Colorado
                     Transamerica Joint Ventures, Inc. - Delaware
                  Transamerica Commercial Finance France S.A. - France Transamerica GmbH Inc. - Delaware
                     Transamerica Financieringsmaatschappij B.V. - Netherlands Transamerica GmbH - Germany - Germany
            Transamerica Finance Loan Company - Delaware
            Transamerica Financial Services Holding Company - Delaware
               Arcadia General Insurance Company - Arizona
               Arcadia National Life Insurance Company - Arizona
               First Credit Corporation - Delaware
               Pacific Agency, Inc. - Indiana
               Pacific Agency, Inc. - Nevada
               Pacific Finance Loans - California
               Pacific Service Escrow Inc. - Delaware
               Transamerica Acceptance Corporation - Delaware
                  Transamerica  Financial  Services  Limited,  United  Kingdom -
               United   Kingdom   Transamerica   Credit   Corporation  -  Nevada
               Transamerica   Credit   Corporation   (Washington)  -  Washington
               Transamerica Financial Consumer Discount Company (Pennsylvania) - Pennsylvania Transamerica Financial Corporation - Nevada
                  Transamerica Financial Services Mortgage Company - Delaware
               Transamerica Financial Professional Services, Inc. - California

               Transamerica Financial Services - California
                  NAB Services, Inc. - California
               Transamerica Financial Services Company - Ohio
               Transamerica Financial Services Inc. - Hawaii
               Transamerica Financial Services Inc. - Minnesota
               Transamerica Financial Services of Dover, Inc. - Delaware Transamerica Financial Services, Inc. - Alabama
               Transamerica Financial Services, Inc. - British Columbia Transamerica Financial Services, Inc. - New Jersey
               Transamerica Financial Services, Inc. - Texas
               Transamerica Financial Services, Inc. - West Virginia Transamerica Insurance Administrators, Inc. - Delaware Transamerica Mortgage Company - Delaware
         Transamerica Financial Services Finance Co. - Delaware
         Transamerica HomeFirst, Inc. - California
      Transamerica Foundation - California
      Transamerica Information Management Services, Inc. - Delaware
      Transamerica Insurance Corporation of California - California
         Arbor Life Insurance Company - Arizona
         Plaza Insurance Sales, Inc. - California
         Transamerica Advisors, Inc. - California
         Transamerica Annuity Service Corporation - New Mexico
         Transamerica Financial Resources, Inc. - Delaware
            Financial Resources Insurance Agency of Texas - Texas
            TBK Insurance Agency of Ohio, Inc. - Ohio
            Transamerica Financial Resources Insurance Agency of Alabama Inc.
 - Alabama
            Transamerica Financial Resources Insurance Agency of Massachusetts Inc. - Massachusetts
         Transamerica International Insurance Services, Inc. - Delaware
            Home Loans and Finance Ltd. - United Kingdom
         Transamerica  Occidental Life Insurance  Company - California  Bulkrich
            Trading Limited - Hong Kong First Transamerica Life Insurance Company - New York NEF Investment Company - California Transamerica Life Insurance and Annuity Company - North Carolina
               Transamerica Assurance Company - Colorado
            Transamerica Life Insurance Company of Canada - Canada
            Transamerica Variable Insurance Fund, Inc. - Maryland
            USA Administration Services, Inc. - Kansas
         Transamerica Products, Inc. - California
            Transamerica Leasing Ventures, Inc. - California
            Transamerica Products II, Inc. - California
            Transamerica Products IV, Inc. - California
            Transamerica Products I, Inc. - California
         Transamerica Securities Sales Corporation - Maryland
         Transamerica Service Company - Delaware
      Transamerica International Holdings, Inc. - Delaware
      Transamerica Investment Services, Inc. - Delaware
         Transamerica Income Shares, Inc. (managed by TA Investment Services)
 - Maryland
      Transamerica LP Holdings Corp. - Delaware
      Transamerica Properties, Inc. - Delaware
         Transamerica Retirement Management Corporation - Delaware

      Transamerica Real Estate Tax Service (A Division of Transamerica Corporation) - N/A
         Transamerica Flood Hazard Certification (A Division of TA Real Estate Tax Service) - N/A
      Transamerica Realty Services, Inc. - Delaware
         Bankers Mortgage Company of California - California
         Pyramid Investment Corporation - Delaware
         The Gilwell Company - California
         Transamerica Affordable Housing, Inc. - California
         Transamerica Minerals Company - California
         Transamerica Oakmont Corporation - California
         Ventana Inn, Inc. - California
      Transamerica Telecommunications Corporation - Delaware

                         *Designates INACTIVE COMPANIES
                     oA Division of Transamerica Corporation
         ss.Limited Partner; Transamerica Corporation is General Partne




Item 26. Numbers of Holders of Securities (as of March 31, 1997):


         Title of Class             Number of Record Holders


         Growth                     One



Item 27.  Indemnification

         The Bylaws of Transamerica Variable Insurance Fund, Inc. provide in
Article VIII as follows:

                                                   ARTICLE VIII
                                                  Indemnification

                  Section 1. Every person who is or was a director, officer or employee of the Corporation or of any other corporation which he served at the request of the Corporation and in which the Corporation owns or owned shares of capital stock or of which it is or was a creditor shall have a right to be indemnified by the Corporation to the full extent permitted by applicable law, against all liability, judgments, fines, penalties, settlements and reasonable expenses incurred by him in connection with or resulting from any threatened or actual claim, action, suit or proceeding, whether criminal, civil, or administrative, in which he may become involved as a party or otherwise by reason of his being or having been a director, officer or employee, except as provided in Article VIII, Sections 2 and 3 of these By-laws.

                  Section 2. Disabling Conduct. No such director, officer or employee shall be indemnified for any liabilities or expenses arising by reason of "disabling conduct," whether or not there is an adjudication of liability. "Disabling conduct" means willful misfeasance, active and deliberate dishonesty, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of office.

                  Whether any such liability arose out of disabling conduct shall be determined: (a) by a final decision on the merits (including, but not limited to, a dismissal for insufficient evidence of any disabling conduct) by a court or other body, before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable by reason of disabling conduct; or (b) in the absence of such a decision, by a reasonable determination, based upon a review of the facts, that such person was not liable by reason of disabling conduct,
         (i) by the vote of a majority of a quorum of directors who are neither interested persons of the Corporation nor parties to the action, suit, or proceeding in question ("disinterested, non-party directors"), or
         (ii) by independent legal counsel in a written opinion if a quorum of disinterested, non-party directors so directs or if such quorum is not obtainable, or (iii) by majority vote of the shareholders, or (iv) by any other reasonable and fair means not inconsistent with any of the above.

                  The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that any liability or expense arose by reason of disabling conduct.

                  Section 3. Directors' Standards of Conduct. No person who is or was a director shall be indemnified under this Article VIII for any liabilities or expenses incurred by reason of service in that capacity if an act or omission of a director was material to the matter giving rise to the threatened or actual claim, action, suit or proceeding; and such act (a) was committed in bad faith; or (2) was the result of active and deliberate dishonesty.

                  Section 4. Expenses Prior to Determination. Any liabilities or expenses of the type described in Article VIII, Section 1 may be paid by the Corporation in advance of the final disposition of the claim, action, suit or proceeding, as authorized by the directors in the specific case, (a) upon receipt of a written affirmation by the indemnitee of his good faith belief that his conduct met the standard of conduct necessary for indemnification as authorized by this Article VIII, Section 2; (b) upon receipt of a written undertaking by or on behalf of the indemnitee to repay the advance, unless it shall be ultimately determined that such person is entitled to indemnification; and (c) provided that (i) the indemnitee shall provide security for that undertaking, or (ii) the Corporation shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of disinterested, non-party directors, or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe the indemnitee ultimately will be found entitled to indemnification.

                  A  determination  pursuant  to  subparagraph  (c)(iii) of this
         Article VIII, Section 4 shall not prevent the recovery from any indemnitee of any amount advanced to such person as indemnification if such person is subsequently determined not to be entitled to indemnification; nor shall a determination pursuant to said subparagraph prevent the payment of indemnification if such person is subsequently found to be entitled to indemnification.

                  Section 5. Provisions Not Exclusive. The indemnification provided by this Article VIII shall not be deemed exclusive of any rights to which those seeking indemnification may be entitled under any law, agreement, vote of shareholders, or otherwise.

                  Section 6. General. No indemnification provided by this Article shall be inconsistent with the Investment Company Act of 1940 or the Securities Act of 1933.

                  Any indemnification provided by this Article shall continue as to a person who has ceased to be a director, officer, or employee, and shall inure to the benefit of the heirs, executors and administrators of such person. In addition, no amendment, modification or repeal of this Article shall adversely affect any right or protection of an indemnitee that exists at the time of such amendment, modification or repeal.

                                              *          *          *

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling person of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by the director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


         The directors and officers of Transamerica Variable Insurance Fund, Inc. are covered under a Directors and Officers liability program which includes direct coverage to directors and officers and corporate reimbursement to reimburse the Fund for indemnification of its directors and officers. Such directors and officers are indemnified for loss arising from any covered claim by reason of any Wrongful Act in their capacities as directors or officers. In general, the term "loss" means any amount which the insureds are legally obligated to pay for a claim for Wrongful Acts. In general, the term "Wrongful Acts" means any breach of duty, neglect, error, misstatement, misleading statement or omission caused, committed or attempted by a director or officer while acting individually or collectively in their capacity as such, claimed against them solely by reason of their being directors and officers. The limit of liability under the program is $5,000,000 for the period __ from the effectiveness of this registration statement to 2/1/98. The primary policy under the program is with ICI Mutual Insurance Company.



Item 28.  Business and Other Connections of the Investment Adviser:


Transamerica Occidental Life Insurance Company ("Transamerica") and Transamerica Investment Services, Inc. (the "Sub-Adviser") are registered investment advisers. Transamerica is a wholly-owned subsidiary of Transamerica Insurance Corporation of California, which in turn is a wholly-owned subsidiary of Transamerica Corporation. The Sub-Adviser is a direct wholly-owned subsidiary of Transamerica Corporation.


Information as to the officers and directors of the Sub-Adviser is included in its Form ADV filed in 1997 with the Securities and Exchange Commission (registration number 801-7740) and is incorporated herein by reference.


The names of the Directors and Executive Officers of Transamerica, their positions and offices with the Company, and their other affiliations are as follows. The address of Directors and Executive Officers is 1150 South Olive Street, Los Angeles, California 90015-2211, unless indicated by asterisk.

                                                                                    Other business and
business
                                                                                 address, profession, vocation
or
                                                                                employment of a substantial
nature
                                                                                          engaged in for
                                                        Position and              his own account during
last two
Name and Principal            Position and Offices      Offices with           fiscal years or as
director, officer,
 Business Address               with Transamerica       Old Account C              employee,
partner or trustee

Robert Abeles                  Director, Executive Vice   None                        None
                               President & Chief
                               Financial Officer


Thomas J. Cusack               Director, President &      None                        Executive
Vice
                                                                                      President of

                               Chief Executive Officer                                Transamerica
Corporation

                                                        12





James W. Dederer               Director, Executive        None                        None
                               Vice President, General
                               Counsel and Corporate
                               Secretary


John A. Fibiger                Director and Chairman      None                        None


Richard H. Finn*               Director                   None                        Executive Vice
President of
                                                                                      Transamerica
Corporation;
                                                                                      Director, President and
                                                                                      Chief Executive Officer
of
                                                                                      Transamerica Finance
                                                                                      Group, Inc.

David E. Gooding               Director, Executive        None                        None
                               Vice President and
                               Chief Information Officer


Edgar H. Grubb*                Director                   None                        Executive Vice
President,
                                                                                      and Chief Financial
Officer
                                                                                                    of
                                                                                      Transamerica
Corporation

Frank C. Herringer*            Director                   None                        Director,
President
                                                                                      and Chief Executive
Officer
                                                                                      of Transamerica
                                                                                      Corporation


Daniel E. Jund                 Director                   None                        President and
Chief
                                                                                      Executive Officer of
                                                                                      Transamerica Assurance
                                                                                      Company


Richard N. Latzer*             Director                   Director                              Senior
Vice
                                                                                      President  and Chief
                                                                                      Invesment Officer of
                                                                                      Transamerica
Corporation;
                                                                                      Director, President and
                                                                                      Chief
Executive Officer of
                                                                                      Transamerica
Investment
                                                                                      Services, Inc.



Karen O. MacDonald             Director, Senior Vice      None                        None
                               President  and Corporate
                               Actuary


Gary U. Rolle                  Director and Chief         Chairman,                   Executive
Vice President
                               Investment Officer         Board of                    and Chief
Investment

                                                        13




                                                          Managers                    Officer of
Transamerica
                                                                                      Investment Services,
Inc.


James B. Roszak                Director and President,    None                        None
                               Life Insurance Division
                               and Chief Marketing Officer


William E. Simms**             Director and President,    None                        None
                               Reinsurance Division


T. Desmond Sugrue              Director and Executive     None                        None
                               Vice President

Nooruddin S. Veerjee           Director and President,    None                        President of
                               Group Pension Division                                 Transamerica Life
Insurance

                                                                                      and  Annuity Company


Robert A. Watson*              Director                   None                        Executive Vice
President of
                                                                                      Transamerica
Corporation

--------------------

 *        600 Montgomery Street, San Francisco, California 94111

**        401 North Tryon Street, Suite 700, Charlotte, North Carolina  28202







          List of Officers for Transamerica Occidental Life Insurance Company

         Thomas J. Cusack                                     President and Chief Executive Officer
         John A. Fibiger, FSA                                 Chairman
         James B. Roszak                                      President, Life Insurance Division and
Chief
                                                                                Marketing Officer
         William E. Simms                                     President - Reinsurance Division
         Robert Abeles                                                 Executive Vice President and
Chief Financial Officer
         James W. Dederer, CLU                                Executive Vice President, General
                                                                                Counsel and Corporate
Secretary

         David E. Gooding                                     Executive Vice President and Chief
Information Officer


         Bruce Clark                                                   Senior Vice President and Chief
Actuary
         Daniel E. Jund, FLMI                                 Senior Vice President
         Karen MacDonald                                      Senior Vice President and Corporate
Actuary
         Louise K. Neal                                                Senior Vice President
         William N. Scott, CLU, FLMI                             Senior Vice President
         T. Desmond Sugrue                                           Executive Vice President
         Ron F. Wagley                                                 Senior Vice President and Chief
Agency Officer


                                                        14





         Nooruddin S. Veerjee, FSA                           President - Group Pension Division
         Darrel K.S. Yuen
         President-Asian Operations
         Richard N. Latzer                                    Chief Investment Officer
         Gary U. Rolle', CFA                                  Chief Investment Officer
         Glen E. Bickerstaff                                  Investment Officer
         John M. Casparian                                    Investment Officer

         Heather E. Creeden                                   Investment Officer
         Colin Funai                                                   Investment Officer
         William L. Griffin                                   Investment Officer
         Sharon K. Kilmer                                     Investment Officer
         Matthew W. Kuhns                                     Investment Officer
         Lyman Lokken                                                  Investment Officer
         Michael F. Luongo                                    Investment Officer
         Matthew Palmer                                       Investment Officer
         Thomas C. Pokorski                                   Investment Officer
         Dale S. Rathe-Aazam                                  Investment Officer
         Susan A. Silbert                                     Investment Officer

         Jeffrey S. Van Harte                                 Investment Officer
         Lennart H. Walin                                     Investment Officer
         Paul Wintermute                                      Investment Officer
         William D. Adams                                     Vice President
         Sandra Bailey-Whichard                               Vice President
         Nicki Bair                                                    Senior Vice President
         Dennis Barry                                                  Vice President
         Laurie Bayless                                                Vice President
         Marsha Blackman                                      Vice President
         Thomas Briggle                                                Vice President
         Thomas Brimacombe                                    Vice President
         Roy Chong-Kit                                                 Senior Vice President and
Actuary
         Alan T. Cunningham                                   Vice President and Deputy General
Counsel
         Aldo Davanzo                                                  Vice President and Assistant
Secretary
         Daniel Demattos                                      Vice President
         Peter DeWolf                                                  Vice President
         Mary J. Dinkel, CLU                                  Vice President
         Randy Dobo                                                    Vice President and Actuary
         Thomas P. Dolan, FLMI                                Vice President
         John V. Dohmen                                       Vice President
         Gail DuBois                                                   Vice President and Associate
Actuary
         Ken Ellis                                                     Vice President
         George Garcia                                                 Vice President and Chief
Medicare Officer
         David M. Goldstein                                   Vice President and Associate General
Counsel
         John D. Haack                                                 Vice President
         Paul Hankwitz, MD                                    Vice President and Chief Medical
Director
         Randall C. Hoiby                                     Vice President and Associate General
Counsel
         John W. Holowasko                                    Vice President
         William M. Hurst                                     Vice President and Associate General
Counsel
         James M. Jackson                                     Vice President and Deputy General
Counsel
         Allan H. Johnson, FSA                                Vice President and Actuary


                                                        15





         Ken Kilbane                                                   Vice President
         James D. Lamb, FSA                                   Vice President and Chief Actuary
         Ronald G. Larson, FLMI                               Regional Vice President
         Frank J. LaRusso                                     Vice President and Chief Underwriting
Officer
         Richard K. M. Lau, ASA                               Vice President
         Thomas Liu                                                    Vice President
         Katherine Lomeli                                     Vice President and Assistant Secretary
         Philip E. McHale, FLMI                               Vice President
         Mark Madden                                                   Vice President
         Vic Modugno                                                   Vice President and Associate
Actuary
         Mischelle Mullin                                     Vice President
         Wayne Nakano, CPA                                    Vice President and Controller
         Paul Norris                                                   Vice President and Actuary
         John W. Paige, FSA                                   Vice President and Associate Actuary
         Stephen W. Pinkham                                   Vice President
         Bruce Powell                                                  Vice President
         Larry H. Roy                                                  Vice President
         Joel D. Seigle                                                Vice President
         Sandra Smith                                                  Vice President
         James O. Strand                                      Vice President
         Deborah Tatro                                                 Vice President
         Lawrence Taylor                                      Vice President
         Claude W. Thau, FSA                                  Senior Vice President
         Kim A. Tursky                                                 Vice President and Assistant
Secretary
         William R. Wellnitz, FSA                    Senior Vice President and Actuary
         Anthony Wilkey                                       Vice President
         Thomas Winters                                       Vice President
         Ronald R. Wolfe                                      Regional Vice President
         Sally Yamada                                                  Vice President and Treasurer
         Olisa Abaelu                                                  Second Vice President
         Flora Bahaudin                                                Second Vice President
         David Barcellos                                               Vice President
         Michael C. Barnhart                                        Regional Vice President
         Dan Bass, ASA                                                 Second Vice President
         Frank Beardsley                                               Vice President
         Esther Blount                                                 Second Vice President
         Benjamin Bock                                                 Vice President
         Art Bueno                                                     Second Vice President
         Barry Buner                                                   Second Vice President
         Beverly Cherry                                                Second Vice President
         Wonjoon Cho                                                   Second Vice President
         Art Cohen                                                     Second Vice President
         Rose Corlew                                                   Second Vice President
         Dave Costanza                                                 Second Vice President
         Gloria Durosko                                                Second Vice President
         Reid A. Evers                                                 Vice President and Associate
General Counsel
         David Fairhall                                                Second Vice President and
Associate Actuary
         Selma Fox                                                     Second Vice President
         Jerry Gable, FSA                                     Second Vice President
         Roger Hagopian                                                Second Vice President
         Sharon Haley                                                  Second Vice President
         Zahid Hussain                                                        Vice President and
Associate Actuary
         Ahmad Kamil, FIA, MAAA                      Vice President and Associate Actuary


                                                        16





         Ronald G. Keller                                     Second Vice President
         Ken Kiefer                                                    Second Vice President
         Joan Klubnik                                                  Second Vice President
         Lynette Lawson                                                Second Vice President
         Dean LeCesne                                                  Second Vice President
         Marilyn McCullough                                   Vice President and Chief Reinsurance
Underwriter
         Richard MacKenzie                                    Second Vice President
         Carl Marcero                                                         Vice President and Chief
Reinsurance Underwriter
         Lisa Moriyama                                                 Second Vice President
         Joseph K. Nelson                                     Second Vice President
         John Oliver                                                   Second Vice President
         Susan O'Brien                                                 Second Vice President
         Daragh O'Sullivan                                    Second Vice President
         Stephanie Quincey                                    Second Vice President
         James R. Robinson                                    Second Vice President
         John J. Romer                                                 Vice President
         Thomas M. Ronce                                      Second Vice President and Assistant
General Counsel
         Hugh Shellenberger                                   Second Vice President
         Mary Spence                                                   Second Vice President
         Jean Stefaniak                                                Second Vice President
         Michael S. Stein                                     Second Vice President
         Christina Stiver                                                     Vice President
         David Stone                                                   Second Vice President
         Suzette Stover-Hoyt                                  Second Vice President
         John Tillotson                                                Second Vice President
         Janet Unruh                                                   Second Vice President and
Assistant General Counsel
         Colleen Vandermark                                   Vice President
         Susan Viator                                                  Second Vice President
         Richard T. Wang                                      Second Vice President
         James B. Watson                                      Second Vice President and Assistant
General Counsel
         Joanne E. Whitaker                                   Second Vice President
         Sheila Wickens, MD                                   Second Vice President and Medical
Director
         William Wojciechowski                                Second Vice President
         Michael B. Wolfe                                     Vice President
         Wilbur L. Fulmer                                     Tax Officer
         James Wolfenden                                      Statement Officer



Item 29.  Principal Underwriter


Not applicable.There is no principal underwriter, the Fund is self-distributing.

Item 30. Location and Accounts and Records

         All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the offices of:

         Registrant, located at 1150 South Olive, Los Angeles, California 90015-2211; or at State Street Bank and Trust Company, Registrant's custodian, located at 225 Franklin Street, Boston, Massachusetts 02110.


Item 31. Management Services

         All management contracts are discussed in Parts A or B.


Items 32. Undertakings

  (a)    Not Applicable.

  (b) Registrant undertakes that it will file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of this registration statement.

  (c) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of its most recent annual report to shareholders, upon request and without charge.

  (d) Registrant hereby undertakes to call for a meeting of shareholders for the purpose of voting upon the question of removal of one or more of the directors if requested to do so by the shareholders of at least 10% of the Fund's outstanding shares, and to assist in communication with other shareholders as required by Section 16(c).

                                                    SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Transamerica Variable Insurance Fund, Inc. certifies that this Post-Effective Amendment meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and that it has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned in the City of Los Angeles, and State of California on this______ day of April, 1997.


                   TRANSAMERICA VARIABLE INSURANCE FUND, INC.



                                            By:      __________________________*
                                Barbara A. Kelley
                                                     President


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures                                  Titles                                      Date



______________________*                     President                                    April 15,
1997

Barbara A. Kelley


______________________*                     Treasurer                                    April 15,
1997

Sally S. Yamada


______________________*                     Director                                      April15,
1997

Donald E. Cantlay


______________________*                     Director                                      April15,
1997

Richard N. Latzer


______________________*                     Director                                      April15,
1997

DeWayne W. Moore


______________________*                     Director                                      April15,
1997

Gary U. Rolle'


______________________*                     Director                                      April15,
1997


                                                        19

Peter J. Sodini


                              On April 15, 1997 as Attorney-in-Fact pursuant to

                              powers of
*By:  Regina M. Fink          attorney filed with the initial registration
                              statement.

                                                   EXHIBIT INDEX

         Exhibit           Description
            No.             of Exhibit




         (9) Form of Adminstrative Services Agreement between Transamerica Variable Insurance
                           Fund, Inc. and State Street Bank and Trust Company



         (11)(a)           Consent of Sutherland, Asbill & Brennan, L.L.P.

         (11)(b)           Consent of Ernst & Young LLP.



         (27)              Financial Data Schedule

                                                     Exhibit 9

                                     Form of Administrative Services Agreement
                                                      between
                                    Transamerica Variable Insurance Fund, Inc.
                                                        and
                                        State Street Bank and Trust Company

                            ADMINISTRATION AGREEMENT


                  Agreement  dated as of October 31,  1996 by and between  State
Street  Bank  and  Trust   Company,   a   Massachusetts   trust   company   (the
"Administrator"), and Transamerica Variable Insurance Fund, Inc. (the "Fund").

                  WHEREAS, the Fund is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

                  WHEREAS, the Fund desires to retain the Administrator to furnish certain administrative services to the Fund, and the Administrator is willing to furnish such services, on the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

 1.      APPOINTMENT OF ADMINISTRATOR

                  The Fund hereby appoints the Administrator to act as administrator with respect to the Fund for purposes of providing certain administrative services for the period and on the terms set forth in this Agreement. The Administrator accepts such appointment and agrees to render the services stated herein.

                  The Fund will initially consist of the portfolio(s) and/or class(es) of shares (each an "Investment Fund") listed in Schedule A to this Agreement. In the event that the Fund establishes one or more additional Investment Funds with respect to which it wishes to retain the Administrator to act as administrator hereunder, the Fund shall notify the Administrator in writing. Upon written acceptance by the Administrator, such Investment Fund shall become subject to the provisions of this Agreement to the same extent as the existing Investment Funds, except to the extent that such provisions (including those relating to the compensation and expenses payable by the Fund and its Investment Funds) may be modified with respect to each additional Investment Fund in writing by the Fund and the Administrator at the time of the addition of the Investment Fund.

 2.      DELIVERY OF DOCUMENTS

                  The Fund will promptly deliver to the Administrator copies of each of the following documents and all future amendments and supplements, if any:

                  a.       The Fund's charter document and by-laws;

                  b. The Fund's currently effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the Fund's Prospectus(es) and Statement(s) of Additional Information relating to all Investment Funds and all amendments and supplements thereto as in effect from time to time;

                  c. Certified copies of the resolutions of the Board of Directors of the Fund (the "Board") authorizing (1) the Fund to enter into this Agreement and (2) certain individuals on behalf of the Fund to (a) give instructions to the Administrator pursuant to this Agreement and (b) sign checks and pay expenses;

                  d. A copy of the investment advisory agreement between the Fund and its investment adviser; and

                  e. Such other certificates, documents or opinions which the Administrator may, in its reasonable  discretion,  deem necessary or
appropriate in the proper  performance of its
                           duties.

 3.      REPRESENTATION AND WARRANTIES OF THE ADMINISTRATOR

                  The Administrator represents and warrants to the Fund that:

                  a. It is a Massachusetts trust company, duly organized, existing and in good standing under the laws of The Commonwealth of Massachusetts;

                  b. It has the corporate power and authority to carry on its business in The Commonwealth of Massachusetts;

                  c. All requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement;

                  d. No legal or administrative proceedings have been instituted or threatened which would impair the  Administrator's  ability to perform  its
 duties and  obligations  under this
                           Agreement; and

                  e. Its entrance into this Agreement shall not cause a material breach or be in material conflict with any other agreement or obligation of the Administrator or any law or regulation applicable to it.

 4.      REPRESENTATIONS AND WARRANTIES OF THE FUND

                  The Fund represents and warrants to the Administrator that:

                  a. It is a corporation, duly organized and existing and in good standing under the laws of Maryland;

                  b. It has the corporate power and authority under applicable laws and by its charter and by-laws to enter into and perform this Agreement;

                  c. All requisite proceedings have been taken to authorize it to enter into and perform this Agreement;

                  d. It is an investment company properly registered under the 1940 Act;

                  e. A registration statement under the 1933 Act and the 1940 Act has been filed and will be effective and remain effective during the term of this Agreement. The Fund also warrants to the Administrator that all necessary filings under the securities laws of the states in which the Fund offers or sells its shares will have been made and will be current during the term of this Agreement;

                  f. No legal or administrative proceedings have been instituted or threatened which would impair the Fund's ability to perform its duties and
obligations under this Agreement;

                  g. Its entrance into this Agreement shall not cause a material breach or be in material conflict  with any other  agreement or  obligation
 of the Fund or any law or regulation
                           applicable to it; and

                  h. As of the close of business on the date following the date of this Agreement, the Fund is authorized to issue shares of capital stock in the authorized amounts as set forth in Schedule A to this Agreement.

 5.      ADMINISTRATION SERVICES

                  The Administrator shall provide the following services, in each case, subject to the control, supervision and direction of the Fund and the review and comment by the Fund's auditors and legal counsel and in accordance with procedures which may be established from time to time between the Fund and the Administrator:

                  a. Oversee the determination and publication of the Fund's net asset value in accordance with the Fund's policy as adopted from time to time
 by the Board;

                  b. Oversee the maintenance by the Fund's custodian of certain books and records of the
                           Fund as required under Rule 31a-1(b) of the 1940 Act;

                  c. Prepare the Fund's federal, state and local income tax returns for review by the
                           Fund's independent accountants and filing by the
Fund's treasurer;

                  d. Review calculation, submit for approval by officers of the Fund and arrange for payment of the Fund's expenses;

                  e. Prepare for review and approval by officers of the Fund financial information for the Fund's semi-annual and annual reports, proxy statements and other communications required or otherwise to be sent to Fund shareholders, and arrange for the printing and dissemination of such reports and communications to shareholders;

                  f. Prepare for review by an officer of and legal counsel for the Fund the Fund's periodic financial reports required to be filed with the Securities and Exchange Commission ("SEC") on Form N-SAR and financial information required by Form N-1A and such other reports, forms or filings as may be mutually agreed upon;

                  g. Prepare reports relating to the business and affairs of the Fund as may be mutually agreed upon and not  otherwise  prepared by the
Fund's  investment  adviser,  custodian,
                           legal counsel or independent accountants;

                  h. Make such reports and recommendations to the Board concerning the performance of the independent accountants as the Board may reasonably
 request;

                  i. Make such reports and recommendations to the Board concerning the performance and fees of the Fund's custodian as the Board may reasonably
request or deems appropriate;

                  j. Oversee and review calculations of fees paid to the Fund's investment adviser and custodian;

                  k. Consult with the Fund's officers, independent accountants, legal counsel and custodian in establishing the accounting policies of the Fund;

                  l. Review implementation of any dividend reinvestment programs authorized by the Board;

                  m. Respond to, or refer to the Fund's officers, shareholder inquiries relating to the
                           Fund;

                  n. Provide periodic testing of portfolios to assist the Fund's investment adviser in complying with Internal Revenue Code mandatory qualification requirements, the requirements of the 1940 Act and Fund prospectus limitations as may be mutually agreed upon;

                  o.       Prepare and file with the SEC Rule 24f-2 notices.

The Administrator shall provide the office facilities and the personnel required by it to perform the services contemplated herein.

 6.      FEES; EXPENSES; EXPENSE REIMBURSEMENT

                  The   Administrator   shall   receive   from  the  Fund   such
compensation for the Administrator's services provided pursuant to this Agreement as may be agreed to from time to time in a written fee schedule approved by the parties and initially set forth in Schedule B to this Agreement. The fees are accrued daily and billed monthly and shall be due and payable upon receipt of the invoice. Upon the termination of this Agreement before the end of any month, the fee for the part of the month before such termination shall be prorated according to the proportion which such part bears to the full monthly period and shall be payable upon the date of termination of this Agreement. In addition, the Fund shall reimburse the Administrator for its reasonable and necessary out-of-pocket costs incurred in connection with this Agreement.

                  The Fund agrees promptly to reimburse the Administrator for any equipment and supplies specially ordered by or for the Fund through the Administrator and for any other expenses not contemplated by this Agreement that the Administrator may incur on the Fund's behalf at the Fund's request or with the Fund's consent.

                  The Fund will bear all expenses that are incurred in its operation and not specifically assumed by the Administrator. Expenses to be borne by the Fund, include, but are not limited to: organizational expenses; cost of services of independent accountants and legal and tax counsel (including such counsel's review of the Fund's registration statement, proxy materials, federal and state tax qualification as a regulated investment company and other reports and materials prepared by the Administrator under this Agreement); cost of any services contracted for by the Fund directly from parties other than the Administrator; cost of trading operations and brokerage fees, commissions and transfer taxes in connection with the purchase and sale of securities for the Fund; investment advisory fees; taxes, insurance premiums and other fees and expenses applicable to its operation; costs incidental to any meetings of shareholders including, but not limited to, legal and accounting fees, proxy filing fees and the costs of preparation, printing and mailing of any proxy materials; costs incidental to Board meetings, including fees and expenses of Board members; the salary and expenses of any officer, director\trustee or employee of the Fund; costs incidental to the preparation, printing and distribution of the Fund's registration statements and any amendments thereto and shareholder reports; cost of typesetting and printing of prospectuses; cost of preparation (other than the preparation specified in Section 5 of this Agreement) and filing of the Fund's tax returns, Form N-1A or N-2 and Form N-SAR, and all notices, registrations and amendments associated with applicable federal and state tax and securities laws; all applicable registration fees and filing fees required under federal and state securities laws; fidelity bond and directors' and officers' liability insurance; and cost of independent pricing services used in computing the Fund's net asset value.

         The Administrator is authorized to and may employ or associate with such person or persons as the Administrator may deem desirable to assist it in performing its duties under this Agreement; provided,however, that the compensation of such person or persons shall be paid by the Administrator and that the Administrator shall be as fully responsible to the Fund for the acts and omissions of any such person or persons as it is for its own acts and omissions.

 7.      INSTRUCTIONS AND ADVICE

                  At any time, the Administrator may apply to any officer of the Fund for instructions and may consult with legal counsel (which shall be counsel for the Fund or counsel approved by the Fund) or the independent accountants for the Fund at the expense of the Fund, with respect to any matter arising in connection with the services to be performed by the Administrator under this Agreement. The Administrator shall not be liable, and shall be indemnified by the Fund, for any action taken or omitted by it in good faith in reliance upon any such instructions or advice or upon any paper or document believed by it to be genuine and to have been signed by the proper person or persons. The Administrator shall not be held to have notice of any change of authority of any person until receipt of written notice thereof from the Fund. Nothing in this paragraph shall be construed as imposing upon the Administrator any obligation to seek such instructions or advice, or to act in accordance with such advice when received.

8.       LIMITATION OF LIABILITY AND INDEMNIFICATION

                  The Administrator shall be responsible for the performance of only such duties as are set forth in this Agreement and, except as otherwise provided under Section 6, shall have no responsibility for the actions or activities of any other party, including other service providers. The Administrator shall have no liability for any error of judgement or mistake of law or for any loss or damage resulting from the performance or nonperformance of its duties hereunder unless solely caused by or resulting from the negligence or willful misconduct of the Administrator, its officers or employees. The Administrator shall not be liable for any special, indirect, incidental, or consequential damages of any kind whatsoever (including, without limitation, attorneys' fees) under any provision of this Agreement or for any such damages arising out of any act or failure to act hereunder. In any event, the Administrator's liability under this Agreement shall be limited to its total annual compensation earned and fees paid hereunder during the preceding twelve months for any liability or loss suffered by the Fund including, but not limited to, any liability relating to qualification of the Fund as a regulated investment company or any liability relating to the Fund's compliance with any federal or state tax or securities statute, regulation or ruling.

                  The Administrator shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its control, including without limitation, work stoppage, power or other mechanical failure, computer virus, natural disaster, governmental action or communication disruption, nor shall any such failure or delay give the Fund the right to terminate this Agreement.

                  The Fund shall indemnify and hold the Administrator harmless from all loss, cost, damage and expense, including reasonable fees and expenses for counsel, incurred by the Administrator resulting from any claim, demand, action or suit in connection with the Administrator's acceptance of this Agreement, any action or omission by it in the performance of its duties hereunder, or as a result of acting upon any instructions reasonably believed by it to have been duly authorized by the Fund, provided that this indemnification shall not apply to actions or omissions of the Administrator, its officers or employees in cases of its or their own negligence or willful misconduct.

                  The Fund will be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense of any suit brought to enforce any liability subject to the indemnification provided above. In the event the Fund elects to assume the defense of any such suit and retain counsel, the Administrator or any of its affiliated persons, named as defendant or defendants in the suit, may retain additional counsel but shall bear the fees and expenses of such counsel unless (i) the Fund shall have specifically authorized the retaining of such counsel or (ii) the Administrator shall have determined in good faith that the retention of such counsel is required as a result of a conflict of interest.

                  The   indemnification   contained  herein  shall  survive  the
termination of this Agreement.

9.       CONFIDENTIALITY

                  The Administrator agrees that, except as otherwise required by law or in connection with any required disclosure to a banking or other regulatory authority, it will keep confidential all records and information in its possession relating to the Fund or its shareholders or shareholder accounts and will not disclose the same to any person except at the request or with the written consent of the Fund.

10.      COMPLIANCE WITH GOVERNMENTAL RULES AND REGULATIONS;
RECORDS

                  The Fund assumes full responsibility for complying with all securities, tax, commodities and other laws, rules and regulations applicable to it.

                  In compliance  with the  requirements  of Rule 31a-3 under the
1940 Act, the Administrator agrees that all records which it maintains for the Fund shall at all times remain the property of the Fund, shall be readily accessible during normal business hours, and shall be promptly surrendered upon the termination of the Agreement or otherwise on written request. The Administrator further agrees that all records which it maintains for the Fund pursuant to Rule 31a-1 under the 1940 Act will be preserved for the periods prescribed by Rule 31a-2 under the 1940 Act unless any such records are earlier surrendered as provided above. Records shall be surrendered in usable machine-readable form or in any other reasonable form requested by the Fund.

11.      SERVICES NOT EXCLUSIVE

                  The services of the Administrator to the Fund are not to be deemed exclusive, and the Administrator shall be free to render similar services to others. The Administrator shall be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Fund from time to time, have no authority to act or represent the Fund in any way or otherwise be deemed an agent of the Fund.

12.      TERM, TERMINATION AND AMENDMENT

                  This Agreement shall become effective on the date first written above. The Agreement shall remain in effect for a period of one year from the date the Fund first accepts money for investment, and shall automatically continue in effect thereafter with respect to the Fund unless terminated in writing by either party at the end of such period or thereafter on sixty (60) days' prior written notice given by either party to the other party. Termination of this Agreement with respect to any given Investment Fund shall in no way affect the continued validity of this Agreement with respect to any other Investment Fund. Upon termination of this Agreement, the Fund shall pay to the Administrator such compensation and any reimbursable expenses as may be due under the terms hereof as of the date of such termination, including reasonable out-of-pocket expenses associated with such termination. This Agreement may be modified or amended from time to time by mutual written agreement of the parties hereto.

13.      NOTICES

                  Any notice or other communication authorized or required by this Agreement to be given to either party shall be in writing and deemed to have been given when delivered in person or by confirmed facsimile, or posted by certified mail, return receipt requested, to the following address (or such other address as a party may specify by written notice to the other): if to the Fund:
William Simms,  President,  Institutional
Marketing  Services  Division,  Transamerica  Occidental  Life, 101 North
Tryon Street,  Charlotte,  North Carolina
28246, fax: 704-344-2900; with a copy to: Regina M. Fink, Counsel, Transamerica Occidental Life 1150 South Olive
Street,  Suite 2100, Los Angeles,  California  90015,  fax:  213-741-6623;
if to the  Administrator:  State Street
Bank and Trust Company,  1776 Heritage  Drive,  North Quincy,  Massachusetts
  02171,  Attn:  Sharon B. Morin,  Vice
President and Counsel, fax: (617) 985-2497.

14.      NON-ASSIGNABILITY

                  This Agreement shall not be assigned by either party hereto without the prior consent in writing of the other party, except that the Administrator may assign this Agreement to a successor of all or a substantial portion of its business, or to a party controlling, controlled by or under common control with the Administrator.

15.      SUCCESSORS

                  This Agreement shall be binding on and shall inure to the benefit of the Fund and the Administrator and their respective successors and permitted assigns.

16.      ENTIRE AGREEMENT

                  This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof and supersedes all previous representations, warranties or commitments regarding the services to be performed hereunder whether oral or in writing.

17.      WAIVER

                  The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver nor shall it deprive such party of the right thereafter to insist upon strict adherence to that term or any term of this Agreement. Any waiver must be in writing signed by the waiving party.

18.      SEVERABILITY

                  If any provision of this Agreement is invalid or unenforceable, the balance of the Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance it shall nevertheless remain applicable to all other persons and circumstances.

19.      GOVERNING LAW

                  This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.


20.      REPRODUCTION OF DOCUMENTS

                  This Contract and all schedules, exhibits, attachments and amendments hereto may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties hereto all/each agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the date first written above.

                           TRANSAMERICA VARIABLE INSURANCE FUND, INC.

                                    By:
                           Name:
                           Title:


                           STATE STREET BANK AND TRUST COMPANY

                                    By:
                           Name:
                           Title:

ADMINISTRATION AGREEMENT
TRANSAMERICA VARIABLE INSURANCE FUND, INC.


                                   SCHEDULE A
                Listing of Investment Funds and Authorized Shares



                  Investment Fund                             Authorized Shares

                  Growth Portfolio                            $1,000,000,000

                                                   Exhibit 11(a)

                                Consent of Sutherland, Asbill & Brennan, L.L.P.

Sutherland Asbill & Brennan, L.L.P.
1275 Pennsylvania Avenue, N.W.
Washington, D.C.  20004-2404

April 17, 1997


Transamerica Variable Insurance Fund, Inc.
1150 South Olive
Los Angeles, CA  90015-2211

Gentlemen:

We hereby consent to the reference to our namce under the caption "Legal Matters" in the Prospectus filed as part of the POst-Effective Amendment No. 2 to the Registration Statmenet on Form N-1A filed by Transamerica Variable Insurance Fund, Inc. (File No. 33-99016). In giving this consent, we do not admit that we are in the category of person whose consent is required under
Section 7 of the Securities Act of 1933.

Very truly yours,

SUTHERLAND, ASBILL & BRENNAN, L.L.P.

BY: /s/ Frederick R. Bellamy

                                                   Exhibit 11(b)

                                           Consent of Ernst & Young LLP

We consent to the reference to our firm under the caption "Condensed Financial Information" in the Prospectus and to the reference of our name under the caption "Other Information" and to the use of our report dated February 24, 1997, with respect to the financial statements of the Growth Portfolio of the Transamerica Variable Insurance Fund, Inc. included in the Statement of Additional information, included in the Post-Effective Amendment No. 2 under the Securities Act of 1933 and Amendment No. 3 under the Investment Company Act of 1940 to the Form N-1A (Nos. 33-99016, 811-9126) for Transamerica Variable Insurance Fund, Inc. to be filed with the Securities and Exchange Commission on April 15, 1997.

/s/ Ernst & Young LLP

Los Angeles, California
April 17, 1997

                                        Exhibit 27 Financial Data Schedule

                                                        36